Exhibit 10.9
Omnibus Benefit Restoration Plan of Sonoco Products Company
Amended and Restated as of January 1, 2022

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Article 1. Introduction
1.1 Background and History
Sonoco Products Company (the “Company”) previously established and presently maintains the Omnibus Benefit Restoration Plan of Sonoco Products Company (the “Plan”). The Plan was initially effective as of January 1, 1979 and was last amended and restated effective as of January 1, 2015.
1.2 Restatement of Plan
Effective as of January 1, 2022, the Company hereby amends and restates the Plan primarily to incorporate previous amendments to—
(a)    restore the Plan’s forfeiture provision (effective January 1, 2008);
(b)    eliminate the level income annuity as an optional form of payment (effective January 1, 2010 with respect to certain benefits payable under Articles 3 and 4, and effective January 1, 2013 with respect to certain benefits payable under Article 7);
(c)    provide for Participant-directed investment of DC Restoration Account balances (effective December 15, 2010);
(d)    grant amendment authority to the Vice President of Human Resources for matters that do not materially impact the Plan’s eligibility provisions, benefit amounts, or costs (effective October 1, 2011);
(e)    reflect the establishment of the Sonoco Retirement Savings Plan through the merger of the Sonoco Investment Retirement Plan into the Sonoco Savings Plan (effective January 1, 2013); and
(f)    freeze the Executive Benefit under Article 3 as of December 31, 2018 and extend the DC SERP Benefit to participants affected by such freeze as of January 1, 2019.
(g)    end credits made with respect to section 5.2(b) after the 2021 Plan Year credit is made and add new contribution as section 5.7 effective for Eligible Compensation earned after December 31, 2021.
1.3 Purpose and Applicability of the Plan
The purpose of this Plan is to—
(a)    Provide certain eligible employees with supplemental retirement income; and
(b)    Restore to certain eligible employees benefits that may be lost or curtailed under the Company’s broad-based qualified retirement plans as a result of limits imposed on such benefits under the Internal Revenue Code.
The Plan is intended to be a nonqualified deferred compensation arrangement for eligible employees who are members of a “select group of management or highly compensated employees” within the meaning of ERISA section 201(2). The Plan, therefore, is intended to be exempt from the participation, funding, and fiduciary requirements of Title I of ERISA.

The provisions of this Plan are generally applicable only to eligible employees who are employed by the Company or an Affiliate on and after January 1, 2022. Unless otherwise provided in a retroactively effective provision of this restatement, any person who was covered by the Plan as in effect before January 1, 2022, and who had a Separation from Service before that date, shall continue to be covered by the provisions of this Plan as in effect upon his or her Separation from Service.

Article 2. Definitions
Whenever used in the Plan, the following terms shall have the meanings set forth below, unless otherwise expressly provided; and when the defined meaning is intended, the term is capitalized.
2.1 Actuarial Equivalent
“Actuarial Equivalent” means the following:
(a)    General Rule. Actuarial Equivalent means a benefit having the same value as the benefit which it replaces, computed on the basis of—
(1)    the 1984 Unisex Pension Mortality Table, with no age setback for Participants and a three-year age setback for beneficiaries; and
(2)    interest at 9 percent compounded annually.
(b)    Lump Sum Payments. Notwithstanding section 2.1(a), the value of a lump sum payment calculated under section 10.3(a)(1) and 10.3(b) shall be computed on the basis of—
(1)    the mortality table specified in section 2.1(a)(1); and
(2)    an interest rate equal to the discount rate used to compute FASB ASC 715 costs under the Qualified Pension Plan for the Plan Year immediately preceding the Plan Year in which the distribution occurs, as stated each year in the Company’s annual report to shareholders.
2.2 Affiliate
“Affiliate” means—
(a)    any corporation while it is a member of the same controlled group of corporations (within the meaning Code section 414(b) as the Company); and
(b)    any other trade or business (whether or not incorporated) while it is under common control with the Company (within the meaning of Code section 414(c)).
2.3 Beneficiary
“Beneficiary” means the person or persons designated by the Participant to receive any benefits that become payable under this Plan on account of the Participant’s death under:
(a)    Section 3.6(a), regarding survivor payments that may become due if the Participant elected to receive his or her Net Executive Restoration Benefit in one of the optional forms of payment described therein;

(b)    Section 3.6(b), regarding survivor payments that may become due if the Participant’s Net Executive SERP Benefit was being distributed in the form of a Ten-Year Certain and Life Annuity or three annual installments at the time of his or her death);
(c)    Section 4.5(b), regarding survivor payments that may become due if the Participant elects to receive his or her DB Restoration Benefit in one of the optional forms of payment described therein;
(d)    Section 5.6, regarding the vested portion of a Participant’s DC Restoration Account that remains unpaid at the time of the Participant’s death;
(e)    Section 6.6, regarding the vested portion of a Participant’s DC SERP Benefit that remains unpaid at the time of the Participant’s death; and
(f)    Section 7.2(d), regarding survivor payments that may become due with respect to a Qualified Pension Plan enhancement payable under an individual Participation Agreement (depending on the form of payment in effect under such section).
A Participant’s Beneficiary shall be the person or persons designated by the Participant to receive the benefits described in section 2.3(a) through (f) above. This designation shall be made at a time and in a manner prescribed by the Committee. If the Participant fails to designate a Beneficiary, or if the person named by the Participant as his or her Beneficiary is not living as of the date that a benefit becomes payable, the Participant’s Beneficiary shall be the Participant’s surviving spouse; or if there is no surviving spouse, the Participant’s estate.
(With respect to the preretirement death benefits that may become payable under section 3.7 or 4.6, the only permissible Beneficiary under this Plan is the Participant’s surviving spouse.)
2.4 Board
“Board” means the Board of Directors of the Company.
2.5 Code
“Code” means the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time. A reference to a section of the Code shall also be deemed to refer to the regulations and other guidance promulgated under that section.
2.6 Committee
“Committee” means the Benefits Committee which shall have primary responsibility for administering the Plan under Article 8.
2.7 Company
“Company” means Sonoco Products Company or any successor thereto that agrees to adopt and continue this Plan.
2.8 Company Stock
“Company Stock” means the Company’s no par value common stock.

2.9 DB Restoration Benefit
“DB Restoration Benefit” means the benefit that is intended to provide benefits that would have been provided under the Qualified Pension Plan or the Pension Plan for Inactive Participants (as applicable) without regard to the limits in effect under Code sections 401(a)(17) and 415, as determined under Article 4.
2.10 DC Restoration Account
“DC Restoration Account” means the bookkeeping account maintained by the Company which represents the total benefits accumulated by a Participant under Article 5. A Participant’s DC Restoration Account shall be comprised of the following subaccounts:
(a)    Company Match Restoration Account means the portion of the Participant’s DC Restoration Account that evidences the value of benefits accumulated by the Participant under section 5.2(a), including any gains and losses attributable to such benefits, as determined under section 5.3.
(b)    Retirement Contribution Restoration Account means the portion of the Participant’s DC Restoration Account that evidences the value of benefits accumulated by the Participant under section 5.2(b), including any gains and losses attributable to such benefits, as determined under section 5.3. No credits will be made after the 2021 Plan Year credit is made.
(c)    Restoration Contribution on Eligible Compensation above the annual Social Security Wage Base means the portion of the Participant’s DC Restoration Account that evidences the value of benefits accumulated by the Participant under section 5.7, including any gains and losses attributable to such benefits, as determined under section 5.3.
2.11 DC SERP Account
“DC SERP Account” means the bookkeeping account maintained by the Company that evidences the portion of an eligible Participant’s DC SERP Benefit that is determined under section 6.2(a)(1), including the investment gains that are allocated to such account under section 6.3(a).
2.12 DC SERP Benefit
“DC SERP Benefit” means the benefit determined under Article 6, comprised of both a Participant’s DC SERP Account and a Participant’s Restricted Stock Units.
2.13 Eligible Compensation
“Eligible Compensation” means the compensation used to determine the amount of a Participant’s benefits under Article 3 (regarding the Executive Benefit), Article 5 (regarding the DC Restoration Account) and Article 6 (regarding the DC SERP Benefit).
(a)    General Rule. Except as otherwise provided in sections 2.13(b) and (c) below, “Eligible Compensation” means the sum of the total base salary received by the

Participant for the Plan Year and any annual bonus earned by the Participant for the      Plan Year (even if such bonus is actually paid in a subsequent year).

(b)    DC Restoration Account. For the purpose of determining amounts to be credited to a Participant’s DC Restoration Account under Article 5 for a Plan Year, “Eligible Compensation” means the Participant’s compensation that is used in calculating contributions under the Retirement and Savings Plan for the same Plan Year, but determined without regard to the limit imposed on such compensation by Code section 401(a)(17).
(c)    Special Rule for Last Year of Employment. When calculating Final Average Pay under section 2.18 for a Participant who incurs a Separation from Service before the last day of the Plan Year, Eligible Compensation for this final partial Plan Year of employment shall equal the sum of—
(1)    the base salary actually paid to the Participant for such Plan Year for employment before his or her Separation from Service;
(2)    the additional base salary the Participant would have received had he or she remained in active employment for the period beginning on the date of his or her Separation from Service and ending on the next following December 31 (at the same rate of base salary as in effect immediately prior to such Separation from Service); and
(3)    the annual bonus actually earned by Participant for such Plan Year for employment before his or her Separation from Service (even if such bonus is actually paid in a subsequent year). However, if such annual bonus has not been determined as of the Participant’s benefit commencement date, the annual bonus that will be treated as part of the Participant’s Eligible Compensation for his or her last partial Plan Year of employment shall equal the Participant’s target bonus percentage for such year multiplied by the base salary actually paid to the Participant for such year for employment before his or her Separation from Service.
2.14 Employee
“Employee” means any person who is employed by the Company or an Affiliate, other than a person who is retained as an independent contractor, a leased employee (as determined under the Company’s or an Affiliate’s customary worker classification procedures), or a non-employee member of the Board.
2.15 Employer
“Employer” means the Company and each Affiliate that has been designated as an Employer under this Plan in accordance with section 9.5.

2.16 ERISA
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or as it may be amended from time to time. A reference to a particular section of ERISA shall also be deemed to refer to the regulations and other guidance promulgated under that section.
2.17 Executive Benefit
“Executive Benefit” means the benefit determined under Article 3, comprised of both a Participant’s Net Executive Restoration Benefit and Net Executive SERP Benefit.
2.18 Final Average Pay
“Final Average Pay” is used to determine an eligible Participant’s Gross Executive SERP Benefit under section 2.21. “Final Average Pay” means the monthly average of the Eligible Compensation earned by the Participant for any three Plan Years of employment (regardless of whether such years are consecutive), selected from the last seven full Plan Years of employment (and the final partial Plan Year of employment for a Participant whose Separation from Service occurs on a date other than December 31), that produces the highest average. If a Participant has fewer than three complete Plan Years of Eligible Compensation after annualizing the final year in accordance with section 2.13(c), Final Average Pay shall be determined by averaging all Eligible Compensation received by the Participant over his or her whole and partial years of employment with the Company and its Affiliates.
Notwithstanding any provision in this Plan to the contrary, for a Participant who incurs a Separation from Service after December 31, 2018, Final Average Pay shall be determined as if the Participant incurred a Separation from Service on December 31, 2018 and shall not be adjusted to reflect Eligible Compensation that may be earned by the Participant after such date.
2.19 Five-Year Certain and Life Annuity
“Five-Year Certain and Life Annuity” means a monthly retirement benefit payable to the Participant for life, and if the Participant dies before receiving 60 monthly payments, such payments shall continue to the Beneficiary until a total of 60 payments have been made.
2.20 Gross Executive Restoration Benefit
“Gross Executive Restoration Benefit” is used in the calculation of the Net Executive Restoration Benefit and shall be determined in accordance with section 3.5(b).
2.21 Gross Executive SERP Benefit
“Gross Executive SERP Benefit” is used in the calculation of the Executive Benefit under Article 3. An eligible Participant’s Gross Executive SERP Benefit is expressed as a Joint and 75 Percent Survivor Annuity commencing on the Participant’s Normal Retirement Date and shall equal the product of (a) and (b) where—
(a)    is 4 percent of the Participant’s Final Average Pay multiplied by his or her Years of Benefit Service (but not to exceed 15 years); and

(b)    is a fraction having a numerator equal to the Participant’s Years of Benefit Service and a denominator equal to the Years of Benefit Service the Participant would have earned had he or she continued in the employment of an Employer through his or her Normal Retirement Date.

Notwithstanding the above, for a Participant who incurs a Separation from Service after December 31, 2018, the amount determined under section 2.21(a) shall be based only upon the Participant’s Final Average Pay and Years of Benefit Service as of December 31, 2018 and shall not be adjusted in any manner to reflect Eligible Compensation and Years of Benefit Service for employment with the Company or its Affiliates after such date. In addition, for a Participant who incurs a Separation from Service after December 31, 2018, the numerator of the fraction described in section 2.21(b) shall include only those Years of Benefit Service earned as of December 31, 2018 and the denominator of such fraction shall equal the Years of Benefit Service the Participant would have earned had the Participant continued to earn Years of Benefit Service until his or her Normal Retirement Date.
2.22 Joint and 50 Percent Survivor Annuity
“Joint and 50 Percent Survivor Annuity” means a monthly retirement benefit payable for the lifetime of the Participant with a monthly survivor annuity for the lifetime of the Participant’s Beneficiary equal to 50 percent of the monthly amount payable during the joint lives of the Participant and such Beneficiary.
2.23 Joint and 75 Percent Survivor Annuity
“Joint and 75 Percent Survivor Annuity” means a monthly retirement benefit payable for the lifetime of the Participant with a monthly survivor annuity for the lifetime of the Participant’s Beneficiary equal to 75 percent of the monthly amount payable during the joint lives of the Participant and such Beneficiary.
2.24 Joint and 100 Percent Survivor Annuity
“Joint and 100 Percent Survivor Annuity” means a monthly retirement benefit payable for the lifetime of the Participant with a monthly survivor annuity for the lifetime of the Participant’s Beneficiary equal to 100 percent of the monthly amount payable during the joint lives of the Participant and such Beneficiary.
2.25 Key Employee
“Key Employee” means generally a Participant who is either:
(a)    one of the top-paid 50 officers of the Company or an Affiliate who has annual compensation in excess of $170,000 (as indexed from time to time in accordance with Code section 416(i)(1));
(b)    a 5-percent owner of the Company or an Affiliate; or
(c)    a 1-percent owner of the Company or an Affiliate who has annual compensation in excess of $150,000.

A Participant who meets one or more of the conditions described in section 2.25(a), (b), or (c) at any time during a Plan Year shall be subject to the distribution restrictions that apply to Key Employees under this Plan during the 12-month period that begins on the April 1 next following the last day of such Plan Year.
(For purposes of this section 2.25, “compensation” means an amount determined in accordance with Code section 415(c)(3).)
2.26 Military Leave
“Military Leave” means leave subject to reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended from time to time.
2.27 Net Executive Restoration Benefit
“Net Executive Restoration Benefit” means the portion of the Participant’s Executive Benefit determined under section 3.2(b)(1), 3.3(b)(1), or 3.4(b)(1), whichever applies to the Participant as of his or her Separation from Service.
2.28 Net Executive SERP Benefit
“Net Executive SERP Benefit” means the portion of the Participant’s Executive Benefit determined under section 3.2(b)(2), 3.3(b)(2), or 3.4(b)(2), whichever applies to the Participant as of his or her Separation from Service.
2.29 Normal Retirement Date
“Normal Retirement Date” means the first day of the month next following the date on which the Participant attains age 65 (or incurs a Separation from Service, if later).
2.30 Participant
“Participant” means an Employee who has met and continues to meet the eligibility requirements described in—
(a)    section 3.1 (related to the Executive Benefit);
(b)    section 4.1 (related to the DB Restoration Benefit);
(c)    section 5.1 (related to the DC Restoration Account);
(d)    section 6.1 (related to the DC SERP Benefit); and/or
(e)    section 7.1 (related to an individual Participation Agreement).
2.31 Participation Agreement
“Participation Agreement” means an agreement individually negotiated between the Employer and an Employee to provide certain benefits after retirement. Any such Participation Agreement shall form an integral part of this Plan and shall be subject to the provisions of Article 7.

2.32 Pension Plan for Inactive Participants
“Pension Plan for Inactive Participants” means the tax-qualified Sonoco Pension Plan for Inactive Participants, as amended from time to time.

2.33Plan
“Plan” means this Omnibus Benefit Restoration Plan of Sonoco Products Company, as amended from time to time.
2.34 Plan Year
“Plan Year” means the 12-month period beginning on January 1 and ending on December 31.
2.35 Qualified Pension Plan
“Qualified Pension Plan” means the tax-qualified Sonoco Pension Plan, as amended from time to time.
2.36 Restricted Stock Units
“Restricted Stock Units” means the portion of the DC SERP Benefit that is valued by reference to a share of Company Stock and the accumulated valued of dividend equivalents determined under sections 6.2(a)(2) and 6.3(b).
2.37 Retirement and Savings Plan
“Retirement and Savings Plan” means the tax-qualified Sonoco Retirement and Savings Plan, as amended from time to time.
2.38 Separation from Service
“Separation from Service” means an Employee’s termination from employment with the Company and all Affiliates, whether by retirement, resignation from or discharge by the Company or an Affiliate (but not by a transfer among Affiliates or death).
(a)    A Separation from Service shall be deemed to have occurred as of the date the Employee and the Company or any Affiliate reasonably anticipates, based on the facts and circumstances, that either:
(1)    The Employee will not provide any additional services for the Company or an Affiliate after that date; or
(2)    The level of bona fide services performed by the Employee after that date will permanently decrease to no more than 20 percent of the average level of bona fide services performed by the Employee over the immediately preceding 36 months.
(b)    If an Employee is absent from employment due to Military Leave, sick leave, or any other bona fide leave of absence authorized by the Company or an Affiliate, and there is a reasonable expectation that the Employee will return to perform services for the

Company or an Affiliate, then a Separation from Service shall not occur until the later of:

(1)    The first date immediately following the date that is six months after the first date that an Employee was absent from employment; and
(2)    To the extent the Employee retains a right to reemployment with the Company or any Affiliates under an applicable statute or by contract, the date the Employee no longer retains a right to reemployment.
2.39 Single Life Annuity
“Single Life Annuity” means a monthly retirement benefit payable for the lifetime of the Participant, with no continuing payments following the Participant’s death.
2.40 Social Security Benefit
“Social Security Benefit” is used in the calculation of the Net Executive SERP Benefit under sections 3.2(b)(2), 3.3(b)(2), and 3.4(b)(2). “Social Security Benefit” means the estimated monthly benefit that the Participant would be entitled to receive under the Social Security Act commencing at age 62 (or, if later, the date of the Participant’s Separation from Service). This estimate shall be based on—
(a)    the Social Security Act in effect as of the date of the Participant’s Separation from Service; and
(b)    an assumption that the Participant’s compensation does not increase after the last day of the Plan Year that precedes the date of the Participant’s Separation from Service.
Notwithstanding any provision in this Plan to the contrary, the Social Security Benefit for a Participant who incurs a Separation from Service after December 31, 2018 shall be determined as if he or she incurred a Separation from Service on December 31, 2018 and shall not be adjusted in any way to reflect a Participant’s earnings from the Company or an Affiliate after such date or any Social Security law changes that may become effective after such date.

2.41 Target Date Retirement Fund
“Target Date Retirement Fund” means the target date retirement funds that are available for the investment of a Participant’s account under the Retirement and Savings Plan. With respect to a particular Participant, the Target Date Retirement Fund shall be the fund having the target date that is closest to the year in which the Participant reaches age 65.
2.42 Ten-Year Certain and Life Annuity
“Ten-Year Certain and Life Annuity” means a monthly retirement benefit payable to the Participant for life, and if the Participant dies before receiving 120 monthly payments, such payments shall continue to the Beneficiary until a total of 120 payments have been made.

2.43 Valuation Date
“Valuation Date” means any date selected by the Committee in its sole and absolute discretion for revaluation and adjustment of the Participant’s DC Restoration Account and DC SERP Account.
2.44 Years of Benefit Service
“Years of Benefit Service” mean generally the years of service earned by a Participant for benefit accrual purposes under the Qualified Pension Plan (or the Pension Plan for Inactive Participants for any Participant who, upon his or her Separation from Service, has an accrued benefit under such plan). However, for purposes of determining the amount of a Participant’s Gross Executive SERP Benefit under section 2.21, “Years of Benefit Service” shall be credited for the Participant’s full period of employment with the Company and its Affiliates.
Except as provided in section 2.21, a Participant who incurs a Separation from Service after December 31, 2018 shall not earn Years of Benefit Service for employment with the Company and its Affiliates on and after January 1, 2019.
2.45 Years of Vesting Service
“Years of Vesting Service” mean the following:
(a)    Executive Benefit. For purposes of determining whether a Participant has a vested interest in the Executive Benefit under Article 3, “Years of Vesting Service” mean the vesting service earned by the Participant as determined under the Qualified Pension Plan (but considering only such service earned during the Participant’s period of active participation under Article 3).
(b)    DB Restoration Benefit. For purposes of determining whether a Participant has a vested interest in the DB Restoration Benefit under Article 4, “Years of Vesting Service” mean the vesting service earned by the Participant as determined under the Qualified Pension Plan (or the vesting service recognized under the Pension Plan for Inactive Participants for any Participant who, upon his or her Separation from Service, has an accrued benefit under that plan).
(c)    Retirement Contribution Restoration Account. For purposes of determining whether a Participant has a vested interest in his or her Retirement Contribution Restoration Account under Article 5, “Years of Vesting Service” mean the vesting service earned by the Participant as determined under the Retirement and Savings Plan.
(d)    DC SERP Benefit. For purposes of determining whether a Participant has a vested interest in a DC SERP Benefit under Article 6, “Years of Vesting Service” will be determined as follows:
(1)    If the Participant is accruing benefits under the Qualified Pension Plan, his or her “Years of Vesting Service” mean the vesting service earned by the Participant as determined under the Qualified Pension Plan (but considering only such service earned during the Participant’s period of employment as an officer of the Company).

(2)    If the Participant is eligible to receive “Retirement Contributions” (as defined and determined under the Retirement and Savings Plan), his or her “Years of Vesting Service” mean the vesting service earned by the Participant as determined under the Retirement and Savings Plan (but considering only such service earned during the Participant’s period of employment as an officer of the Company).

Article 3. Executive Benefit
3.1 Eligibility and Participation
(a)    Eligibility. Subject to section 3.1(b) below, an Employee who was a Participant with respect to the Executive Benefit as of December 31, 2007 shall continue to be a Participant with respect to this benefit on and after January 1, 2008. Each Employee who was not a Participant with respect to the Executive Benefit as of December 31, 2007 shall not be eligible to become a Participant under this Article 3.
(b)    Duration of Participation. An individual who becomes a Participant under this Article 3 shall continue as an active Participant until the earliest of the following three dates:
(1)    the date on which the Participant is designated by the Committee as no longer eligible to be a Participant with respect to the Executive Benefit;
(2)    the date on which the Participant incurs a Separation from Service; or
(3)    December 31, 2018.
When active participation ends under section 3.1(b)(1), (2), or (3), the individual will continue as an inactive Participant with respect to the Executive Benefit until he or she has received a complete distribution of any benefits to which he or she is entitled under this Article 3 (or forfeits any such benefits either by incurring a Separation from Service before qualifying for a deferred vested retirement benefit under section 3.4(a) or by violating any of the conditions specified in section 10.14).
3.2 Normal Retirement Benefits
(a)    Eligibility. A Participant under this Article 3 who incurs a Separation from Service on or after attaining age 65 shall be eligible for a normal retirement benefit under this section 3.2. This benefit shall commence as of the date determined under section 3.2(c) and shall be paid in the form determined under section 3.6.
(b)    Amount. The Executive Benefit payable under this section 3.2 to a Participant who retires after reaching age 65 shall equal the sum of—
(1)    the Participant’s Net Executive Restoration Benefit determined under section 3.5 as of the date of the Participant’s Separation from Service, but expressed as a Single Life Annuity (i.e., determined before converting the Gross Executive Restoration Benefit and the offset for the benefit payable under the Qualified Pension Plan into a Joint and 75 Percent Survivor Annuity under section 3.5(d)); and
(2)    the Participant’s Net Executive SERP Benefit, which shall equal (A) reduced by the sum of (B) and (C) where—

(A)    is the Gross Executive SERP Benefit determined as of the date of the Participant’s Separation from Service;
(B)    is the Gross Executive Restoration Benefit determined under section 3.5(b) as of the date of the Participant’s Separation from Service (after such amount has been converted into a Joint and 75 Percent Survivor Annuity in the manner described in section 3.5(d)); and
(C)    is the Participant’s Social Security Benefit.
(c)    Commencement. If a Participant becomes entitled to an Executive Benefit under this section 3.2 upon his or her Separation from Service, both the Net Executive Restoration Benefit and the Net Executive SERP Benefit shall commence as of the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs. If all or a portion of the Executive Benefit is paid as an annuity under section 3.6, the first such annuity payment shall include the monthly amounts (with no adjustment for interest) the Participant would have received had his or her benefit commencement date been the first day of the month next following the date on which the Participant incurs a Separation from Service.
(d)    Freeze of Accruals. Notwithstanding any provision in this section 3.2 to the contrary, the benefit amount for a Participant who incurs a Separation from Service after December 31, 2018 shall be determined under section 3.2(b) as if the Participant incurred a Separation from Service on December 31, 2018 (but the benefit commencement date under section 3.2(c) shall still be based upon the Participant’s actual Separation from Service).
3.3 Early Retirement Benefits
(a)    Eligibility. A Participant under this Article 3 who incurs a Separation from Service before reaching age 65, but after reaching age 55, shall be eligible for an early retirement benefit under this section 3.3. This benefit shall commence on the date determined under section 3.3(c) and shall be paid in the form determined under section 3.6.
(b)    Amount. The Executive Benefit payable under this section 3.3 shall equal the sum of the Net Executive Restoration Benefit determined under section 3.3(b)(1) and the Net Executive SERP Benefit determined under section 3.3(b)(2).
(1)    Net Executive Restoration Benefit. The Net Executive Restoration Benefit under this section 3.3 shall equal (A) reduced by (B) where—
(A)    is the Net Executive Restoration Benefit determined under section 3.5 as of the date of the Participant’s Separation from Service, but expressed as a Single Life Annuity (i.e., determined before converting the Gross Executive Restoration Benefit and the offset for the benefit payable under the Qualified Pension Plan into a Joint and 75 Percent Survivor Annuity under section 3.5(d)); and

(B)    is 0.30 percent of the amount determined under section 3.3(b)(1)(A) for each month by which the first day of the month that next follows the month in which the Participant incurred a Separation from Service precedes the first day of the month next following the month in which the Participant would attain age 65.
(2)    Net Executive SERP Benefit. The Net Executive SERP Benefit payable under this section 3.3 shall equal (A) reduced by the sum of (B) and (C) where—
(A)    is the Participant’s Gross Executive SERP Benefit determined as of the date of the Participant’s Separation from Service, reduced by 0.25 percent for each month by which the first day of the month that next follows the month in which the Participant incurred a Separation from Service precedes the first day of the month next following the month in which the Participant would attain age 62;
(B)    is the Gross Executive Restoration Benefit determined under section 3.5(b) as of the date of the Participant’s Separation from Service (after such amount has been converted into a Joint and 75 Percent Survivor Annuity in the manner described in section 3.5(d)), reduced for commencement before age 65 in the manner and amount described in section 3.3(b)(1)(B) above; and
(C)    is the Participant’s Social Security Benefit, calculated as if it were to commence on the first day of the month next following the later of (i) the month in which the Participant incurs a Separation from Service or (ii) the month in which the Participant attains age 62. (This offset for the Social Security Benefit shall first be applied as of the first day of the month next following the later of the month in which the Participant incurs a Separation from Service or attains age 62.)
(c)    Commencement. If a Participant becomes entitled to an Executive Benefit under this section 3.3 upon his or her Separation from Service, both the Net Executive Restoration Benefit and the Net Executive SERP Benefit shall commence as of the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs. If all or a portion of the Executive Benefit is paid as an annuity under section 3.6, the first such annuity payment shall include the monthly amounts (with no adjustment for interest) the Participant would have received had his or her benefit commencement date been the first day of the month next following the date on which the Participant incurs a Separation from Service.

(d)    Freeze of Accruals. Notwithstanding any provision in this section 3.3 to the contrary, the benefit amount for a Participant who incurs a Separation from Service after December 31, 2018 shall be determined under section 3.3(b) as if the Participant incurred a Separation from Service on December 31, 2018 (but the applicable reductions under sections 3.3(b)(1)(B) and 3.3(b)(2)(A), and the benefit commencement date under section 3.3(c), shall still be based upon the Participant’s actual Separation from Service).
3.4 Deferred Vested Retirement Benefits
(a)    Eligibility. A Participant under this Article 3 who incurs a Separation from Service before qualifying for early retirement under section 3.3, but after completing five or more Years of Vesting Service as a Participant under this Article 3, shall be eligible for a deferred vested retirement benefit under this section 3.4. This benefit shall commence on the date determined under section 3.4(c) and shall be paid in the form determined under section 3.6.
(b)    Amount. The Executive Benefit payable under this section 3.4 shall equal the sum of the Net Executive Restoration Benefit determined under section 3.4(b)(1) and the Net Executive SERP Benefit determined under section 3.4(b)(2).
(1)    Net Executive Restoration Benefit. The Net Executive Restoration Benefit payable under this section 3.4 shall equal (A) multiplied by (B) where—
(A)    is the Net Executive Restoration Benefit determined under section 3.5 as of the date of the Participant’s Separation from Service, but expressed as a Single Life Annuity (i.e., determined before converting the Gross Executive Restoration Benefit and the offset for the benefit payable under the Qualified Pension Plan into a Joint and 75 Percent Survivor Annuity under section 3.5(d)); and
(B)    is 64 percent.
(2)    Net Executive SERP Benefit. The Net Executive SERP Benefit payable under this section 3.4 shall equal (A) reduced by the sum of (B) and (C) where—
(A)    is 79 percent of the Participant’s Gross Executive SERP Benefit determined as of the date of the Participant’s Separation from Service;
(B)    is 64 percent of the Gross Executive Restoration Benefit determined under section 3.5(b) as of the date of the Participant’s Separation from Service, (after such amount has been converted into a Joint and 75 Percent Survivor Annuity in the manner described in section 3.5(d)); and
(C)    is the Participant’s Social Security Benefit, calculated as if it were to commence on the first day of the month next following the month in which the Participant attains age 62. (This offset for the Social Security Benefit shall first be applied as of the first day of the month next following the month in which the Participant attains age 62.)

(c)    Commencement. If a Participant becomes entitled to an Executive Benefit under this section 3.4 upon his or her Separation from Service, both the Net Executive Restoration Benefit and the Net Executive SERP Benefit shall commence as of the later of—
(1)    the first day of the month next following the month in which the Participant reaches age 55; or
(2)    the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs.
If all or a portion of the Executive Benefit is paid as an annuity under section 3.6, and the Participant’s benefit commencement date is the date determined under section 3.4(c)(2), the first such annuity payment shall include the monthly amounts (with no adjustment for interest) the Participant would have received had his or her benefit commencement date been the first day of the month next following the month in which the Participant reaches age 55.
(d)    Freeze of Accruals. Notwithstanding any provision in this section 3.4 to the contrary, the benefit amount for a Participant who incurs a Separation from Service after December 31, 2018 shall be determined under section 3.4(b) as if the Participant incurred a Separation from Service on December 31, 2018 (but the benefit commencement date under section 3.2(c) shall still be based upon the Participant’s actual Separation from Service).
3.5 Net Executive Restoration Benefit
(a)    In General. A Participant’s Net Executive Restoration Benefit shall equal the difference between—
(1)    the Gross Executive Restoration Benefit determined as of the Participant’s Separation from Service under section 3.5(b); and
(2)    the benefit accrued by the Participant under the Qualified Pension Plan determined as of his or her Separation from Service as determined under 3.5(c).
(b)    Gross Executive Restoration Benefit. A Participant’s Gross Executive Restoration Benefit shall be determined initially as of December 31, 2008 (in accordance with section 3.5(b)(1)); then adjusted for each full Plan Year of participation thereafter (in accordance with section 3.5(b)(2)); and adjusted further for the Plan Year in which the Participant incurs a Separation from Service (in accordance with section 3.5(b)(3)).
(1)    Gross Executive Restoration Benefit as of December 31, 2008. The Gross Executive Restoration Benefit as of December 31, 2008 shall equal the amount that would have been accrued by the Participant under the Qualified Pension Plan as of such date without regard to the limits imposed by Code sections 401(a)(17)
and 415, and calculated initially as a Single Life Annuity commencing on the Participant’s Normal Retirement Date, but then converted into a Joint and 75 Percent Survivor Annuity commencing on the Participant’s Normal Retirement Date (in the manner described in section 3.5(d)).

(2)    Annual Adjustments to Gross Executive Restoration Benefit for Full Plan Years of Participation. Beginning January 1, 2009, the Gross Executive Restoration Benefit determined as of the end of the immediately preceding Plan Year shall be increased as of the last day of each subsequent full Plan Year of participation by an amount equal to the lesser of (A) or (B) where—
(A)    is the difference (but not less than zero) between—
(i)    the amount that would have been accrued by the Participant under the Qualified Pension Plan through the last day of the current Plan Year without regard to the limits imposed by Code sections 401(a)(17) and 415, and calculated initially as a Single Life Annuity commencing on the Participant’s Normal Retirement Date, but then converted into a Joint and 75 Percent Survivor Annuity commencing on the Participant’s Normal Retirement Date (in the manner described in section 3.5(d)); and
(ii)    is the lesser of—
(I)    the amount that would have been accrued by the Participant under the Qualified Pension Plan through the last day of the immediately preceding Plan Year without regard to the limits imposed by Code sections 401(a)(17) and 415, calculated initially as a Single Life Annuity commencing on the Participant’s Normal Retirement Date but then converted into a Joint and 75 Percent Survivor Annuity commencing on the Participant’s Normal Retirement Date (in the manner described in section 3.5(d)); and
(II)    the amount of the Gross Executive Restoration Benefit as of the last day of the immediately preceding Plan Year; and
(B)    is the increase in the Gross Executive SERP Benefit for such full Plan Year of participation. (This increase shall equal the Gross Executive SERP Benefit as of the last day of the Plan Year reduced by the Gross Executive SERP Benefit determined as of the last day of the immediately preceding Plan Year.)
(3)    Final Determination of Gross Executive Restoration Benefit as of Separation from Service. As of the date of the Participant’s Separation from Service, the

Gross Executive Restoration Benefit shall equal the Gross Executive Restoration Benefit determined under section 3.5(b)(2) as of the last day of the immediately preceding Plan Year increased through the date of the Participant’s Separation from Service by an amount equal to the lesser of (A) or (B) where—

(A)    is the difference (but not less than zero) between—
(i)    the amount that would have been accrued by the Participant under the Qualified Pension Plan through the date of his or her Separation from Service without regard to the limits imposed by Code sections 401(a)(17) and 415, calculated initially as a Single Life Annuity commencing on the Participant’s Normal Retirement Date, but then converted into a Joint and 75 Percent Survivor Annuity commencing on the Participant’s Normal Retirement Date (in the manner described in section 3.5(d)); and
(ii)    the lesser of—
(I)    the amount that would have been accrued by the Participant under the Qualified Pension Plan through the last day of the immediately preceding Plan Year without regard to the limits imposed by Code sections 401(a)(17) and 415, calculated initially as a Single Life Annuity commencing on the Participant’s Normal Retirement Date, but then converted into a Joint and 75 Percent Survivor Annuity commencing on the Participant’s Normal Retirement Date (in the manner described in section 3.5(d)); and
(II)     the amount of the Gross Executive Restoration Benefit as of the last day of the immediately preceding Plan Year; and
(B)    is the increase in the Gross Executive SERP Benefit for the Plan Year in which the Participant incurred a Separation from Service. (This increase shall equal the Gross Executive SERP Benefit as of the date of the Participant’s Separation from Service reduced by the Gross Executive SERP Benefit determined as of the last day of the immediately preceding Plan Year).
(4)    Freeze of Accruals. Notwithstanding any provision of this Plan to the contrary, for a Participant who incurs a Separation from Service after December 31, 2018, the Gross Executive Restoration Benefit shall be calculated under this section 3.5 as if the Participant incurred a Separation from Service on December 31, 2018.
(c)    Offset for Qualified Pension Plan Benefit. The offset described in section 3.5(a)(2) shall equal the amount accrued by the Participant under the Qualified Pension Plan as of the date of the Participant’s Separation from Service, calculated initially as a Single

Life Annuity commencing on the Participant’s Normal Retirement Date, but then converted into a Joint and 75 Percent Survivor Annuity (in the manner described in section 3.5(d)). Notwithstanding any provision in this Plan to the contrary, for a Participant who incurs a Separation from Service after December 31, 2018, the offset determined under this section 3.5(c) shall equal the amount accrued by the Participant under the Qualified Pension Plan as of December 31, 2018.

(d)    Adjustment to the Single Life Annuity Amounts. Amounts calculated initially as a Single Life Annuity under sections 3.5(b) and 3.5(c) shall be converted into actuarially equivalent Joint and 75 Percent Survivor Annuity by—
(1)    applying the mortality and interest assumptions described in section 2.1, and
(2)    for a Participant who is not married as of the applicable calculation date, by assuming that the Participant’s beneficiary under the Joint and 75 Percent Survivor Annuity is the same age as the Participant.
3.6 Form of Payment
(a)    Net Executive Restoration Benefit. If a Participant’s benefit commencement date under this Article 3 is on or after January 1, 2009, such benefit shall be distributed as follows:
(1)    Normal Form of Payment. Unless a Participant elects an optional form under section 3.6(a)(2), and unless otherwise provide under section 10.3, the Net Executive Restoration Benefit shall be paid in the form of a Single Life Annuity, as determined under section 3.2(b)(1), 3.3(b)(1), or 3.4(b)(1) (as applicable).
(2)    Optional Forms of Payment. In lieu of the Single Life Annuity described in section 3.6(a)(1), and unless otherwise provide under section 10.3, a Participant may elect instead, at any time before his or her benefit commencement date and in a manner specified by the Committee, to receive his or her Net Executive Restoration Benefit in any one of the following forms of payment (each of which shall be the Actuarial Equivalent of the Single Life Annuity):
(A)    Joint and 50 Percent Survivor Annuity;
(B)    Joint and 75 Percent Survivor Annuity;
(C)    Joint and 100 Percent Survivor Annuity;
(D)    Five-Year Certain and Life Annuity; or
(E)    10-Year Certain and Life Annuity.
(b)    Net Executive SERP Benefit.

(1)    Normal Form of Payment. Except as provided in sections 3.6(b)(2) and 10.3, the portion of the Executive Benefit that is attributable to the Net Executive SERP Benefit shall be paid as follows:
(A)    Married Participant: If a Participant is married when the payment of his or her Executive Benefit commences under this Article 3, the Net Executive SERP Benefit (i.e., the monthly amount determined under section 3.2(b)(2), 3.3(b)(2), or 3.4(b)(2), as applicable) shall be paid in the form a Joint and 75 Percent Survivor Annuity, with the Participant’s spouse as his or her Beneficiary.
(B)    Unmarried Participant. If a Participant is not married when the payment of his or her Net Executive SERP Benefit commences under this Article 3, such benefit shall be paid in the form of a Ten-Year Certain and Life Annuity. This Ten-Year Certain and Life Annuity shall be the Actuarial Equivalent of the Joint and 75 Percent Survivor Annuity determined under section 3.2(b)(2), 3.3(b)(2), or 3.4(b)(2), as applicable (which shall be valued assuming that the Participant’s Beneficiary is the same age as the Participant).
(2)    Optional Form of Payment.
(A)    Three Equal Installments. Subject to section 10.3, a Participant may waive the normal form of payment specified under Section 3.6(b)(1) and elect instead to receive the Net Executive SERP Benefit in the form of three equal installments, with the first installment payable on the benefit commencement date determined under section 3.2(c), 3.3(c), or 3.4(c) (as applicable), the second installment payable six months after the payment of the first installment, and the third installment payable 12 months after the payment of the second installment.
The amount of these installments shall be determined as follows:
(i)    The Net Executive SERP Benefit determined under 3.2(b)(2), 3.3(b)(2), or 3.4(b)(2) (as applicable) shall first be converted from an amount payable as a Joint and 75 Percent Survivor Annuity into an equivalent lump sum using—
(I)    the “applicable mortality table” determined under Code section 417(e); and
(II)    the “applicable interest rate” determined under Code section 417(e) for the month of November immediately preceding the first day of the Plan Year in which the distribution occurs.

(ii)    The lump sum determined under section 3.6(b)(2)(A)(i) shall then be converted into an equivalent payment stream of three installments by applying the first tier segment rate described in Code section 430(h)(2)(C)(i).
(B)    Limitation on Final Installment Payments. If the amount of the final (i.e., third) installment payments made on behalf of all Participants who are entitled to such final installment payments in any Plan Year would trigger settlement accounting for such Plan Year under FASB ASC 715 (or any successor to such statement), the amount actually paid in such Plan Year shall be limited to avoid the application of settlement accounting in the manner described below.
(i)    The aggregate excess amount for the Plan Year is equal to (I) minus (II) where—
(I)    is the total of all final (i.e., third) installment payments due to Participants under this section 3.6(b)(2) for the Plan Year; and
(II)    is the total amount of all final (i.e., third) installment payments that could be made for such Plan Year without triggering settlement accounting for the Plan Year.
(ii)    The aggregate excess amount for the Plan Year (as determined under section 3.6(b)(2)(B)(i)) shall be allocated among the Participants who are otherwise entitled to their final installment payments in the Plan Year in proportion to the amount of each individual’s final installment payment.
(iii)    The installment payment actually made to each such Participant for the Plan Year shall equal the difference between (I) and (II) where—
(I)    is the installment payment the Participant would otherwise be entitled to for the Plan Year without regard to this section 3.6(b)(2)(B); and
(II)    is the Participant’s proportionate share of the aggregate excess amount determined under section 3.6(b)(2)(B)(ii).
(iv)    Each affected Participant will then receive an additional payment during the next following Plan Year equal to the amount by which his or her third installment payment was reduced under section 3.6(b)(2)(B)(iii), provided such payment would not itself trigger settlement accounting for such Plan Year under Statement of Financial Accounting Standards No. 88 (or any successor to such statement). If such payment would trigger settlement accounting, the

Committee will continue to apply the procedures described in this section 3.6(b)(2)(B) until the Participant has received a complete distribution of his or her final payment.

(C)    Electing an Optional Form. An election of the optional form of payment described in this section 3.6(b)(2) must be made by the Participant at a time and in a manner prescribed by the Committee, but not later than June 30, 2008.
(D)    Death of the Participant after the Benefit Commencement Date. If a Participant who has elected the optional form of payment described in this section 3.6(b)(2) dies after the benefit commencement date specified in section 3.2(c), 3.3(c), or 3.4(c) (as applicable), but before receiving all three installments, the remaining installments shall be paid to the Participant’s Beneficiary at the same time as such installments would have been paid to the Participant.
3.7 Preretirement Death Benefits
(a)    Eligibility. If a Participant under this Article 3 dies before his or her benefit commencement date, but after attaining age 55 or completing five or more Years of Vesting Service as a Participant under this Article 3, the Participant’s surviving spouse shall be entitled to the preretirement death benefit determined under this section 3.7. (If a Participant dies before meeting the eligibility requirements described above, or if the Participant does not have a surviving spouse as of the benefit commencement date determined under this section, no benefits will be payable under this section 3.7.)
(b)    Net Executive Restoration Benefit. A surviving spouse who becomes entitled to a benefit under section 3.7(a) shall receive a preretirement death benefit attributable to the Participant’s Net Executive Restoration Benefit. The amount of such benefit shall be determined under section 3.7(b)(1). In addition, this benefit shall commence on the date determined under section 3.7(b)(2) and shall be paid in the form described in section 3.7(b)(3).
(1)    Benefit Amount. The preretirement death benefit attributable to the Participant’s Net Executive Restoration Benefit shall be a monthly benefit that is determined as follows:
(A)    In the case of a Participant who dies after reaching age 55, the surviving spouse shall receive a Single Life Annuity having monthly payments equal to the survivor portion of the Joint and 50 Percent Survivor Annuity that would have become payable to the Participant as a Net Executive Restoration Benefit under this Article 3 had he or she incurred a Separation from Service on the day before his or her death and commenced a benefit as of the date determined under section 3.2(c) or 3.3(c) (as applicable) in the form of a Joint and 50 Percent Survivor Annuity with the Participant’s spouse as his or her designated Beneficiary.

(B)    In the case of a Participant who dies before reaching age 55, the surviving spouse shall receive a Single Life Annuity having monthly payments equal to the survivor portion of the Joint and 50 Percent Survivor Annuity that would have become payable to the Participant as a Net Executive Restoration Benefit under this Article 3 had he or she incurred a Separation from Service on the date of his or her death, survived to the first day of the month next following the month in which the Participant would have attained age 55, and commenced a benefit as of such date in the form of a Joint and 50 Percent Survivor Annuity with the Participant’s spouse as his or her designated Beneficiary.
(2)    Benefit Commencement Date. A preretirement death benefit that becomes payable under this section 3.7(b) shall commence on the first day of the month next following the later of—
(A)    the date of the Participant’s death; or
(B)    the date the Participant would have reached age 55.
(3)    Form of Payment. Except as provided in section 10.3, a preretirement death benefit under this section 3.7(b) shall be paid to the Participant’s surviving spouse in the form of a Single Life Annuity.
(c)    Net Executive SERP Benefit. A surviving spouse who becomes entitled to a benefit under section 3.7(a) shall receive a preretirement death benefit attributable to the Participant’s Net Executive SERP Benefit. The amount of such benefit shall be determined under section 3.7(c)(1). In addition, this benefit shall commence on the date determined under section 3.7(c)(2) and shall be paid in the form described in section 3.7(c)(3).
(1)    Benefit Amount. The preretirement death benefit attributable to the Participant’s Net Executive SERP Benefit shall be a monthly benefit that is determined as follows:
(A)    Death on or after Age 55. If a vested Participant dies before the commencement date of his or her Net Executive SERP Benefit, but on or after attaining age 55, the Participant’s surviving spouse shall be entitled to a Single Life Annuity with monthly payments equal to (i) reduced by (ii) where—
(i)    is 75 percent of the Gross Executive SERP Benefit accrued by the Participant as of the date of his or her death (with no reductions for early commencement)—

(I)    assuming the Participant had at least 15 Years of Benefit Service under section 2.21(a);
(II)    using the Participant’s actual Years of Benefit Service as of his or her date of death under section 2.21(b); and
(III)    replacing the offset for Social Security Benefits with an offset for the combined family Social Security benefit; and
(ii)    is the sum of—
(I)    the survivor portion of the amount that would have become payable to the Participant under the Qualified Pension Plan, assuming the Participant incurred a Separation from Service on the day before his or her death, and commenced a benefit under such plan as of the first day of the month next following the month of the Participant’s death in the form of a Joint and 50 Percent Survivor Annuity with the Participant’s spouse as his or her designated Beneficiary; and
(II)    the amount that would become payable to the Participant’s spouse under section 3.7(b) as of the first day of the month next following the month of the Participant’s death.
(B)    Death before Age 55. If a vested Participant dies before attaining age 55, the Participant’s surviving spouse shall be entitled to a Single Life Annuity with monthly payments equal to (i) reduced by (ii) where—
(i)    is the amount determined under section 3.7(c)(1)(A)(i) above as of the date of the Participant’s death; and
(ii)    is the sum of—
(I)    the survivor portion of the amount that would have become payable to the Participant under the Qualified Pension Plan, assuming the Participant incurred a Separation from Service on the day of his or her death, survived to the first day of the month next following the month in which the Participant would have attained age 55, and commenced a benefit as of such date in the form of a Joint and 50 Percent Survivor Annuity with the Participant’s spouse as his or her designated Beneficiary; and
(II)    the amount that would become payable to the Participant’s spouse under section 3.7(b) as of the first day of the month next following the month in which the Participant attains age 55.

(2)    Benefit Commencement Date.
(A)    Death on or after Age 55. A preretirement death benefit payable on behalf of a Participant described in section 3.7(c)(1)(A) shall commence as of the first day of the month next following the month of the Participant’s death.
(B)    Death before Age 55. A preretirement death benefit that becomes payable on behalf of a Participant under section 3.7(c)(1)(B) shall commence as of the first day of the month next following the month in which the Participant would have attained age 55.
(3)    Form of Payment.
(A)    General Rule. Except as provided in sections 3.7(c)(3)(B) and 10.3, a preretirement death benefit under this section 3.7(c) shall be paid to the Participant’s surviving spouse in the form of a Single Life Annuity.
(B)    Installments. If a Participant made a timely election under section 3.6(b)(2)(C) to receive his or her Net Executive SERP benefit in the form of three equal installments, the preretirement death benefit attributable to the Net Executive SERP benefit under section 3.7(c) shall be paid to the Participant’s surviving spouse in the form of three equal installments (calculated in the manner described in section 3.6(b)(2)(A), but with the first installment to be paid as soon as practicable following the Participant’s death, and no later than the last day of the Plan Year in which the Participant died (or the 15th day of the third calendar month following date of the Participant’s death, if later). The second installment shall be paid in January of the year following payment of the first installment, and the third installment shall be paid in January of the year following payment of the second installment).

Article 4. DB Restoration Benefit
4.1 Eligibility and Participation
(a)    Eligibility. Each Employee who was a Participant with respect to the DB Restoration Benefit on December 31, 2021 shall continue to be Participant under this Article 4 on January 1, 2022. Each other Employee shall be eligible to become a Participant with respect to the DB Restoration Benefit described in this Article 4 if the Employee—
(1)    has an accrued benefit under the Qualified Pension Plan or the Pension Plan for Inactive Participants; and
(2)    is determined by the Committee to be among a select group of management or highly compensated employees.
However, notwithstanding any provision in this Plan to the contrary, any Employee who is a Participant with respect to the Executive Benefit described in Article 3 shall not be a Participant with respect to the DB Restoration Benefit described in this Article 4.
(b)    Date of Participation. Each Employee who is eligible to participate under section 4.1(a) shall become a Participant under this Article 4 as of the first day of the month next following the month in which his or her accrued benefit under the Qualified Pension Plan or the Pension Plan for Inactive Participants (as applicable) becomes limited by Code section 401(a)(17) and/or Code section 415.
(c)    Duration of Participation. An individual who becomes a Participant under this section 4.1 shall continue as an active Participant under this Article 4 until the earlier of the date on which he or she—
(1)    is determined by the Committee as no longer meeting the requirements of section 4.1(a); or
(2)    incurs a Separation from Service.
When active participation ends under section 4.1(c)(1) or (2), the individual will continue as an inactive Participant with respect to the DB Restoration Benefit until he or she has received a complete distribution of any benefits earned under this Article 4 (or forfeits any such benefits by incurring a Separation from Service before meeting the eligibility requirements for a deferred vested retirement benefit under section 4.4(a)).
4.2 Normal Retirement Benefit
(a)    Eligibility. A Participant under this Article 4 who incurs a Separation from Service after reaching age 65 shall be entitled to a normal retirement benefit under this section 4.2. This normal retirement benefit shall be calculated as a Single Life

Annuity commencing on the date specified in section 4.2(c)(1), but shall be paid in the form determined under section 4.5.

(b)    Amount. A Participant who is eligible for a normal retirement benefit under section 4.2(a) shall be entitled to a monthly benefit equal to the difference between—
(1)    the monthly benefit to which the Participant would be entitled to under the Qualified Pension Plan or the Pension Plan for Inactive Participants (as applicable) commencing as of the first day of the month next following the month in which the Participant incurs a Separation from Service, but calculated without regard to the compensation and benefit limits in effect under the Qualified Pension Plan pursuant to Code sections 401(a)(17) and 415; and
(2)    the monthly normal retirement benefit payable to the Participant under the Qualified Pension Plan or the Pension Plan for Inactive Participants (as applicable) commencing as of the first day of the month next following the month in which the Participant incurs a Separation from Service.
(c)    Benefit Commencement Date.
(1)    In General. Except as provided in section 4.2(c)(2), payment of benefits under this section 4.2 shall begin as of the first day of the month following the date on which the Participant incurs a Separation from Service.
(2)    Delayed Commencement for Key Employees. If the Participant is a Key Employee upon his or her Separation from Service, payment of the DB Restoration Benefit shall commence as of the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs. However, the first benefit payment will include the payments (with no adjustment for interest) the Participant would have received had his or her benefit commencement date been the date determined under section 4.2(c)(1).
4.3 Early Retirement Benefits
(a)    Eligibility. A Participant under this Article 4 who incurs a Separation from Service after reaching age 55, but before meeting the requirements for a normal retirement benefit under section 4.2(a), shall be entitled to an early retirement benefit under this section 4.3. This early benefit shall be calculated as a Single Life Annuity commencing on the date specified in section 4.3(c)(1), but shall be paid in the form determined under section 4.5.
(b)    Amount. The benefit payable to a Participant under this section 4.3 shall equal the normal retirement benefit accrued by the Participant under section 4.2(b) as of the date of his or her Separation from Service, reduced by 0.3 percent of such amount for each month by which the benefit commencement date described in section 4.3(c)(1) precedes the Participant’s Normal Retirement Date.

(c)    Benefit Commencement Date.
(1)    In General. Except as otherwise provided in section 4.3(c)(2) below, for a Participant who incurs a Separation of Service on or after January 1, 2009, payment of an early retirement benefit under this section 4.3 shall commence as of the first day of the month next following the date on which the Participant incurs a Separation from Service.
(2)    Delayed Commencement for Key Employees. If the Participant is a Key Employee upon his or her Separation from Service, and such Participant’s benefit commencement date under section 4.3(c)(1) would otherwise occur on or after January 1, 2009, payment of the DB Restoration Benefit shall commence as of the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs. However, the first benefit payment will include the payments (with no adjustment for interest) the Participant would have received had his or her benefit commencement date been the date determined under section 4.3(c)(1).
4.4 Deferred Vested Retirement Benefits
(a)    Eligibility. A Participant under this Article 4 who incurs a Separation from Service before becoming eligible for an early retirement benefit under section 4.3, but after completing five or more Years of Vesting Service, shall be entitled to a deferred vested retirement benefit under this section 4.4. This deferred vested retirement benefit shall be calculated as a Single Life Annuity commencing on the date specified in section 4.4(c)(1), but shall be paid in the form determined under section 4.5.
(b)    Amount. The benefit payable to a Participant under this section 4.4 shall equal the normal retirement benefit accrued by the Participant under section 4.2(b) as of the date of his or her Separation from Service, reduced by 0.3 percent of such amount for each month by which the benefit commencement date described in section 4.4(c)(1) precedes the Participant’s Normal Retirement Date.
(c)    Benefit Commencement Date.
(1)    In General. Except as otherwise provided in section 4.4(c)(2), for a Participant who incurs a Separation of Service on or after January 1, 2009, payment of a deferred vested retirement benefit under this section 4.4 shall commence as of the first day of the month next following the date on which the Participant reaches age 55.
(2)    Delayed Commencement for Key Employees. If the Participant is a Key Employee upon his or her Separation from Service, and such Participant’s benefit commencement date under section 4.4(c)(1) would otherwise occur on or after January 1, 2009, payment of the DB Restoration Benefit shall commence as of the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs. However, the first benefit payment will include the payments (with no adjustment for interest) the Participant would have received had his or her benefit commencement date been the date determined under section 4.4(c)(1).

4.5 Form of Payment
Except as provided in section 10.3, if a Participant’s benefit commencement date under this Article 4 is on or after January 1, 2009, the benefit shall be distributed to the Participant as follows:

(a)    Normal Form of Payment. Unless a Participant elects an optional form under section 4.5(b), the DB Restoration Benefit shall be paid in the form of a Single Life Annuity.
(b)    Optional Forms of Payment. In lieu of the Single Life Annuity described in section 4.5(a), a Participant may elect instead, at any time before his or her benefit commencement date and in a manner specified by the Committee, to receive his or her DB Restoration Benefit in any one of the following forms of payment (each of which shall be the Actuarial Equivalent of the Single Life Annuity):
(1)    Joint and 50 Percent Survivor Annuity;
(2)    Joint and 75 Percent Survivor Annuity;
(3)    Joint and 100 Percent Survivor Annuity;
(4)    Five-Year Certain and Life Annuity; or
(5)    10-Year Certain and Life Annuity.
4.6 Preretirement Death Benefits
(a)    Eligibility. If a Participant under this Article 4 dies before his or her benefit commencement date, but after attaining age 55 or completing five or more Years of Vesting Service, the Participant’s surviving spouse shall be entitled to the preretirement death benefit determined under this section 4.6. No preretirement death benefit shall be payable under this Article 4 on behalf of a Participant who—
(1)    is not married at the time of his or her death; or
(2)    is married at the time of his or her death, but had not either attained age 55 or completed five or more Years of Vesting Service.
(b)    Amount. A surviving spouse who becomes eligible for a preretirement death benefit under section 4.6(a) shall be entitled to a monthly benefit equal to the difference between—
(1)    the preretirement death benefit to which the spouse would be entitled under the Qualified Pension Plan commencing as of the date specified under section 4.6(c),

but calculated without regard to the compensation and benefit limits in effect under the Qualified Pension Plan pursuant to Code sections 401(a)(17) and 415; and

(2)    the preretirement death benefit that actually would be payable to the spouse under the Qualified Pension Plan if such benefit were to commence as of the date specified under section 4.6(c) below.
(c)    Benefit Commencement Date. A preretirement death benefit that becomes payable under this section 4.6 shall commence on the first day of the month following the later of—
(1)    the date of the Participant’s death; or
(2)    the date the Participant would have reached age 55.
(d)    Form of Payment. Except as provided in section 10.3, a preretirement death benefit under this section 4.6 shall be paid to the Participant’s surviving spouse in the form of a Single Life Annuity.

Article 5. DC Restoration Account
5.1 Eligibility and Participation
(a)    Eligibility. Each Employee who was a Participant on December 31, 2007 with respect to the “Excess ESSOP Benefit” (as defined under the Plan as in effect on such date) shall continue to be Participant under this Article 5 on January 1, 2008. Each other Employee shall be eligible to become a Participant with respect to the DC Restoration Account described in this Article 5 if the Employee is—
(1)    a participant under the Retirement and Savings Plan; and
(2)    determined by the Committee to be among a select group of management or highly compensated employees.
(b)    Date of Participation. Each Employee who is eligible to participate under section 5.1(a) shall become a Participant under this Article 5 as of the first day of the month next following the month in which his or her benefits under the Retirement and Savings Plan become limited by Code section 401(a)(17) and/or Code section 415.
(c)    Duration of Participation. An individual who becomes a Participant under this section 5.1 shall continue as an active Participant under this Article 5 until the earlier of the date on which he or she—
(1)    is determined by the Committee as no longer meeting the requirements of section 5.1(a); or
(2)    incurs a Separation from Service.
When active participation ends under section 5.1(c)(1) or (2), the individual will continue as an inactive Participant under with respect to the DC Restoration Account until he or she has received a complete distribution of all vested benefits earned under this Article 5.
5.2 Benefits
(a)    Company Match Restoration Benefit. For each Plan Year, the Company shall credit to the Company Match Restoration Account of each Participant an amount equal to:
(1)    the portion of the Participant’s Eligible Compensation for the Plan Year that exceeds the limit in effect for such Plan Year under Code section 401(a)(17); multiplied by
(2)    the matching contribution percentage that would have applied to the Participant under the Retirement and Savings Plan for such Plan Year assuming that he or she had been contributing at a rate to qualify for the maximum matching contribution percentage under such plan.

(b)    Retirement Contribution Restoration Benefit. For each Plan Year, the Company shall credit to the Retirement Contributions Restoration Account of each Participant who is eligible to receive a “Retirement Contribution” under the terms of the Retirement and Savings Plan for such Plan Year an amount equal to the difference between—
(1)    the annual contribution to which the Participant would be entitled to as a “Retirement Contribution” for such Plan Year (as defined and determined under the Retirement and Savings Plan), calculated without regard to the compensation and benefit limits in effect pursuant to Code sections 401(a)(17) and 415; and
(2)    the “Retirement Contributions” (as defined and determined under the Retirement and Savings Plan) actually allocated to the Participant’s account under the Retirement and Savings Plan for such Plan Year.
However, notwithstanding the above, a Participant shall be entitled to an allocation under this section 5.2(b) for a Plan Year only if (i) he or she is actively employed on the last day of the Plan Year or (ii) incurs a Separation from Service before the last day of the Plan Year on account of death, disability, or termination of employment after reaching age 55. No credits will be made with respect to this section 5.2(b) after the 2021 Plan Year credit is made.
(c)    Timing. Contributions under this section 5.2 shall be credited to each Participant’s DC Restoration Account at the time or times determined by the Committee within its sole and absolute discretion, but in no event shall contributions for a Plan Year be allocated to a Participant’s DC Restoration Account later than March 1 of the next following Plan Year (or as soon as administratively practicable after such date).
5.3 Investment Gains and Losses.
Amounts credited to a Participant’s DC Restoration Account shall be adjusted as of each Valuation Date to reflect the earnings and losses that would have occurred had such account actually been invested in the manner described below.
(a)    Investment Funds. For purposes of this section 5.3, “investment funds” mean the investment funds available under the Retirement and Savings Plan (but excluding the self-directed brokerage account and the Company Sock fund).
(b)    Investment of Contributions. Contributions allocated to a Participant’s Company Match Restoration Account and Retirement Contributions Restoration Account shall be deemed to be invested in one or more investment funds selected by the Participant. The Participant shall direct the investment of these contributions in 1 percent increments, at a time and manner prescribed by the Committee.
A Participant may change his or her deemed investment elections with respect to future contributions (in 1 percent increments) by giving notice of such change to the

Committee at a time and manner prescribed by the Committee. The change shall be effective as soon as administratively practicable following the receipt of such notice.

(c)    Investment Transfers. Each Participant may elect to transfer any portion of his or her DC Restoration Account that is deemed invested in any particular investment fund to any one or more of the other investment funds by giving notice of such change to the Committee at a time and manner prescribed by the Committee. This change shall be effective as soon as administratively practicable following the receipt of such notice.
(d)    Default Investment. If a Participant fails to make an election under section 5.3(b), the contributions allocated to the Participant’s Company Match Restoration Account under section 5.2(a) and/or the Participant’s Retirement Contributions Restoration Account under section 5.2(b) shall be deemed to be invested in the Target Date Retirement Fund.
5.4 Vesting
(a)    Company Match Restoration Account. A Participant shall at all times have a fully vested interest in his or her Company Match Restoration Account.
(b)    Retirement Contributions Restoration Account. A Participant will become fully vested in his or her Retirement Contributions Restoration Account upon the earlier of—
(1)    completing three Years of Vesting Service; or
(2)    attaining age 55 while actively employed by the Company or an Affiliate.
A Participant who incurs a Separation from Service before reaching age 55 or completing three Years of Vesting Service will forfeit all amounts accumulated in his or her Retirement Contributions Restoration Account.
5.5 Distributions Following a Separation from Service
(a)    Time of Payment. The payment of vested benefits under this Article 5 shall commence as soon as administratively practicable following the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs. In no event, however, shall payment commence later than the last day of the Plan Year in which such six-month anniversary occurs (or the 15th day of the third calendar month following such six-month anniversary, if later).
(b)    Form of Payment. Except as otherwise provided in section 10.3, the Participant’s DC Restoration Account shall be distributed as of the benefit payment date determined under section 5.5(a) in the form of three installments, with—
(1)    the first installment occurring on the benefit payment date determined under section 5.5(a) above, and comprised of a cash payment equal to one-third of the amount credited to the Participant’s DC Restoration Account as of such payment date;

(2)    the second installment occurring in January of the Plan Year next following the Plan Year in which the first installment is paid, and comprised of a cash payment equal to 50 percent of the amount credited to the Participant’s DC Restoration Account as of such payment date; and
(3)    the third installment occurring in January of the Plan Year next following the Plan Year in which the second installment is paid, and comprised of a cash payment equal to the balance remaining in the Participant’s DC Restoration Account as of such payment date.
During the installment distribution period described under this section 5.5(b), the Participant’s remaining DC Restoration Account will continue to be adjusted for gains and losses under section 5.3 until such account has been completely distributed.
5.6 Distributions upon the Participant’s Death
(a)    Death After the Benefit Commencement Date. If a Participant dies after having received one or more installment payments under section 5.5, any installment that remains unpaid as of the date of the Participant’s death shall be distributed to the Participant’s Beneficiary on the same date on which such installment payment would have been distributed to the Participant in accordance with section 5.5(b).
(b)    Death Before the Benefit Commencement Date. If a Participant dies before his or her benefit commencement date (as determined under section 5.5), the vested balance of the Participant’s DC Restoration Account shall be distributed to the Participant’s Beneficiary in three installments, with—
(1)    the first installment occurring as soon as practicable following the Participant’s death, but no later than the last day of the Plan Year in which the Participant died (or the 15th day of the third calendar month following date of the Participant’s death, if later), and comprised of a cash payment equal to one-third of the amount credited to the Participant’s DC Restoration Account;
(2)    the second installment occurring in January of the Plan Year next following the Plan Year in which the first installment is paid, and comprised of a cash payment equal to one-half of the amount credited to the Participant’s DC Restoration Account; and
(3)    the third installment occurring in January of the Plan Year next following the Plan Year in which the second installment is paid, and comprised of a cash payment equal to the balance remaining in the Participant’s DC Restoration Account.

During the installment distribution period described under this section 5.6, the Participant’s DC Restoration Account will continue to be adjusted for gains and losses under section 5.3 until the entire benefit has been completely distributed.

5.7    New Contribution. A new contribution shall be made to the Plan as follows:

(a)    Effective Date: This section is effective for Eligible Compensation earned after December 31, 2021;

(b)    Eligibility: Any nonunion Employee whose Eligible Compensation during a Plan Year exceeds the Social Security Wage Base in effect for such Plan Year;

(c)    Vesting: All contributions made pursuant to this section shall be 100% vested and nonforfeitable;

(d)    Contribution Amount: 4% of the amount that the nonunion Employee’s Eligible Compensation exceeds the Social Security Wage Base in effect for such Plan Year.

Article 6. DC SERP Benefit
6.1 Eligibility and Participation
(a)    Eligibility. An Employee shall be eligible to become a Participant with respect to the DC SERP Benefit described in this Article 6 if he or she—
(1)    first becomes an officer of the Company on or after January 1, 2008; and
(2)    is determined by the Committee to be among a select group of management or highly compensated employees.
In addition, an Employee who is an active Participant under Article 3 on December 31, 2018, and who remains employed as an officer of the Company on January 1, 2019, shall become a Participant with respect to the DC SERP Benefit described in this Article 6 on January 1, 2019.

(b)    Date of Participation. Each Employee who is eligible to participate under section 6.1(a) shall become a Participant under this Article 6 as of the first day of the month next following the month in which he or she first meets the eligibility requirements described in section 6.1(a).
(c)    Duration of Participation. An individual who becomes a Participant under this section 6.1 shall continue as an active Participant under this Article 6 (and be entitled to the benefits described in section 6.2 below) until the earlier of the date on which he or she—
(1)    is determined by the Committee as no longer meeting the requirements of section 6.1(a); or
(2)    incurs a Separation from Service.
When active participation ends under section 6.1(c)(1) or (2), the individual will continue as an inactive Participant with respect to the DC SERP Benefit until he or she has received a complete distribution of any benefits earned under this Article 6 (or forfeits any such benefits under section 6.4).
6.2 Benefits
(a)    Amount. For each Plan Year:
(1)    the Company shall credit 7.50 percent of each Participant’s Eligible Compensation for that Plan Year to his or her DC SERP Account; and
(2)    the Company shall provide the Participant with a number of Restricted Stock Units equal to (A) 2.50 percent of the Participant’s Eligible Compensation for that Plan Year, divided by (B) the closing price of the Company Stock as of the contribution date determined under section 6.2(b).

(b)    Timing.
(1)    The amount determined under section 6.2(a)(1) for any Plan Year shall be credited to the Participant’s DC SERP Account as of a date or dates selected by the Committee within its sole and absolute discretion, but in no event shall these amounts be credited later than March 1 of the next following Plan Year (or as soon as administratively practicable after such date).
(2)    The Restricted Stock Units determined under section 6.2(a)(2) for any Plan Year shall be issued to the Participant as of a date or dates selected by the Committee within its sole and absolute discretion, but in no event shall these Restricted Stock Units be issued later than March 1 of the next following Plan Year (or as soon as administratively practicable after such date).
6.3 Investment Gains and Losses.
(a)    DC SERP Account: A Participant’s DC SERP Account shall be adjusted for earnings as of each Valuation Date at a rate equal to 120 percent of the Federal long-term rate as determined under Code section 1274(d) for January of the Plan Year in which the Valuation Date occurs.
(b)    Restricted Stock Units: Each Participant shall be entitled to the following with respect to his or her Restricted Stock Units:
(1)    Cash Dividends. Whenever the Company pays a cash dividend with respect to Company Stock, the Company will issue an additional number of Restricted Stock Units to a Participant under this Article 6 equal to—
(A)    the number of Restricted Stock Units held by the Participant as of the date of record for such dividend; multiplied by
(B)    the per share cash dividend amount; divided by
(C)    the closing price of the Company’s Stock on the dividend payment date.
(2)    Stock Dividends. Whenever the Company pays a stock dividend with respect to Company Stock, the Company will issue an additional number of Restricted Stock Units to a Participant under this Article 6 equal to—
(A)    the number of Restricted Stock Units held by the Participant as of the date of record for such dividend; multiplied by
(B)    the per share stock dividend rate.
6.4 Vesting
A Participant shall become vested in both the DC SERP Account and his or her Restricted Stock Units upon attaining age 55 and completing five Years of Vesting Service as an officer. A Participant who incurs a Separation from Service before reaching age 55 or before completing five Years of Vesting Service as an officer will forfeit all amounts accumulated in his or her DC SERP Account and all of the Restricted Stock Units granted under this Article 6.

6.5 Distributions Following a Separation from Service
(a)    Time of Payment. The payment of vested benefits under this Article 6 shall commence as soon as administratively practicable following the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs. In no event, however, shall payment commence later than the last day of the Plan Year in which such six-month anniversary occurs (or the 15th day of the third calendar month following such six-month anniversary, if later).
(b)    Form of Payment. Except as otherwise provided in section 10.3, the Participant’s vested benefit under this Article 6 shall be distributed as of the benefit payment date determined under section 6.5(a) in the form of three installments, with—
(1)    the first installment occurring on the benefit payment date determined under section 6.5(a), and comprised of—
(A)    a cash payment equal to one-third of the amount credited to the Participant’s DC SERP Account as of such payment date; and
(B)    a number of shares of Company Stock equal to one-third of the number of the Participant’s Restricted Stock Units as of such payment date (rounded down to the nearest whole number with the any remaining fractional Restricted Stock Unit converted to, and distributed as, cash);
(2)    the second installment occurring in January of the Plan Year next following the Plan Year in which the first installment is paid, and comprised of—
(A)    a cash payment equal to one-half of the amount credited to the Participant’s DC SERP Account as of such payment date; and
(B)    a number of shares of Company Stock equal to one-half of the number of the Participant’s Restricted Stock Units as of such payment date (rounded down to the nearest whole number with the any remaining fractional Restricted Stock Unit converted to, and distributed as, cash); and
(3)    the third installment occurring in January of the Plan Year next following the Plan Year in which the second installment is paid, and comprised of –
(A)    a cash payment equal to the balance remaining in the Participant’s DC SERP Account as of such payment date; and
(B)    a number of shares of Company Stock equal to remaining number of the Participant’s Restricted Stock Units as of such payment date (rounded down to the nearest whole number with the any remaining fractional Restricted Stock Unit converted to, and distributed as, cash).

During the installment distribution period described under this section 6.5(b), the Participant’s DC SERP Benefit will continue to be adjusted for gains and losses under section 6.3 until the entire benefit has been completely distributed.
6.6 Distributions Upon the Participant’s Death
(a)    Death After the Benefit Commencement Date. If a Participant dies after having received one or more installment payments under section 6.5, any installment that remains unpaid as of the date of the Participant’s death shall be distributed to the Participant’s Beneficiary on the same date (and in the same manner) on which such installment payment would have been distributed to the Participant in accordance with section 6.5(b).
(b)    Death Before the Benefit Commencement Date. If a Participant dies before his or her benefit commencement date (as determined under section 6.5), the Participant’s vested DC SERP Benefit shall be distributed to the Participant’s Beneficiary in three installments, with—
(1)    the first installment occurring as soon as administratively practicable following the Participant’s death, but no later than the last day of the Plan Year in which the Participant died (or the 15th day of the third calendar month following date of the Participant’s death, if later), and comprised of—
(A)    a cash payment equal to one-third of the amount credited to the Participant’s DC SERP Account as of such payment date; and
(B)    a number of shares of Company Stock equal to one-third of the number of the Participant’s Restricted Stock Units as of such payment date (rounded down to the nearest whole number with the any remaining fractional Restricted Stock Unit converted to, and distributed as, cash);
(2)    the second installment occurring in January of the Plan Year following the Plan Year in which the first installment is paid, and comprised of—
(A)    a cash payment equal to one-half of the amount credited to the Participant’s DC SERP Account as of such payment date; and
(B)    a number of shares of Company Stock equal to one-half of the number of the Participant’s Restricted Stock Units as of such payment date (rounded down to the nearest whole number with the any remaining fractional Restricted Stock Unit converted to, and distributed as, cash); and
(3)    the third installment occurring in January of the Plan Year following the Plan Year in which the second installment is paid, and comprised of –

(A)    a cash payment equal to the balance remaining in the Participant’s DC SERP Account as of such payment date; and
(B)    a number of shares of Company Stock equal to the remaining number of the Participant’s Restricted Stock Units as of such payment date (rounded down to the nearest whole number with the any remaining fractional Restricted Stock Unit converted to, and distributed as, cash).
During the installment distribution period described under this section 6.6(b), the Participant’s DC SERP Benefit will continue to be adjusted for gains and losses under section 6.3 until the entire benefit has been completely distributed.

Article 7. Participation Agreements
7.1 Social Security Bridge Benefit
(a)    Eligibility. An Employee shall be eligible to become a Participant with respect to the Social Security bridge benefit described in this section 7.1 if he or she—
(1)    is determined by the Committee to be among a select group of management or highly compensated employees; and
(2)    has entered into a Participation Agreement requiring his or her immediate retirement from the Company and its Affiliates in exchange for the Social Security bridge benefit described below.
An individual who has met the eligibility requirements described in sections 7.1(a)(1) and (2) shall become a Participant with respect to the Social Security bridge benefit as of the first day of the month next following the month in which he or she incurred a Separation from Service. Such Participant shall continue as an inactive Participant under this Article 7 until he or she has received a complete distribution of all benefits to which he or she is entitled under his or her individual Participation Agreement.
(b)    Amount. The Social Security bridge benefit payable pursuant to a Participation Agreement shall be a monthly payment equal to the amount specified in the Participant’s Participation Agreement (but not to exceed the estimated monthly benefit the Participant would be entitled to under the Social Security Act commencing at age 62).
(c)    Commencement.
(1)    In General. Except as otherwise provided in section 7.1(c)(2), the monthly Social Security bridge benefit described in this section 7.1 shall commence on the first day of the month next following the month in which the Participant incurred a Separation from Service.
(2)    Delayed Commencement for Key Employees. If the Participant is a Key Employee upon his or her Separation from Service, payment of the Social Security bridge benefit described in this section 7.1 shall commence as of the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs. However, the first benefit payment will include the payments (with no adjustment for interest) the Participant would have received had his or her benefit commencement date been the date determined under section 7.1(c)(1).
(d)    Duration. The payment of the monthly Social Security bridge benefit under this section 7.1 shall cease as of the first day of the month next following the earlier of—
(1)    the month in which the Participant attains age 62; or

(2)    the month of the Participant’s death.
7.2 Pension Enhancement.
(a)    Eligibility. An Employee shall be eligible to become a Participant with respect to the pension enhancement described in this section 7.2 if he or she—
(1)    has an accrued benefit under the Qualified Pension Plan or the Pension Plan for Inactive Participants;
(2)    would be entitled to an immediate normal or early retirement benefit under the Qualified Pension Plan or Pension Plan for Inactive Participants (as applicable) upon his or her Separation from Service;
(3)    is determined by the Committee to be among a select group of management or highly compensated employees; and
(4)    has entered into a Participation Agreement requiring his or her immediate retirement from the Company and its Affiliates in exchange for the pension enhancement described below.
An individual who has met the eligibility requirements described in this section 7.2(a) shall become a Participant under this section 7.2 as of the first day of the month next following the month in which he or she incurred a Separation from Service. Such Participant shall continue as an inactive Participant under this Article 7 until he or she has received a complete distribution of all benefits provided for under his or her individual Participation Agreement.
(b)    Amount.
(1)    Executive Benefit Participants. The pension enhancement payable under a Participation Agreement on behalf of a Participant who is also entitled to an Executive Benefit under Article 3 shall equal (A) minus the sum of (B), (C), and (D) where:
(A)    is the Gross Executive SERP Benefit determined as of the Participant’s benefit commencement date under Article 3, but calculated—
(i)    assuming the Participant’s Years of Benefit Service are a stated number of years greater than his or her actual Years of Benefit Service (as specified in the individual Participation Agreement); and
(ii)    assuming the Participant’s age as of the date of his or her Separation from Service is a stated number of years older than his or her actual age (as specified in the individual Participation Agreement);
(B)    is the Net Executive SERP Benefit actually payable to the Participant as of the benefit commencement date determined under Article 3 (and calculated without regard to the additional Years of Benefit Service and years of age specified under section 7.2(b)(1)(A));

(C)    is the Gross Executive Restoration Benefit determined as of the Participant’s benefit commencement date under Article 3 (and calculated without regard to the additional Years of Benefit Service and years of age specified under section 7.2(b)(1)(A)); and
(D)    is the Participant’s Social Security Benefit (with such offset applied as of the later of the Participant’s benefit commencement date under Article 3 or the first day of the month next following the month in which the Participant reaches age 62).
(2)    DB Restoration Participants. The pension enhancement payable under a Participation Agreement on behalf of a Participant who is also entitled to a DB Restoration Benefit under Article 4 shall be calculated initially as a Single Life Annuity equal to (A) minus (B) where:
(A)    is the monthly benefit to which the Participant would be entitled under Article 4 as of the first day of the month next following the month in which the Participant incurs a Separation from Service , but calculated—
(i)    assuming the Years of Benefit Service used in the calculation of the amount described in section 4.2(b)(1) are a stated number of years greater than his or her actual Years of Benefit Service (as specified in the individual Participation Agreement); and
(ii)    assuming the Participant’s age as of the date of his or her Separation from Service that is used in calculating the reductions under section 4.3(b) or 4.4(b) (as applicable) is a stated number of years older than his or her actual age (as specified in the individual Participation Agreement); and
(B)    is the monthly benefit actually payable to the Participant under Article 4 as of the first day of the month next following the month in which the Participant incurs a Separation from Service (and calculated without regard to the additional Years of Benefit Service and years of age specified under section 7.2(b)(2)(A)).
(3)    Other Participants. The pension enhancement payable under a Participation Agreement on behalf of a Participant who is not entitled to a benefit under Article 3 or Article 4 shall be calculated initially as a Single Life Annuity equal to (A) minus (B) where:
(A)    is the monthly accrued benefit to which the Participant would be entitled under the Qualified Pension Plan or the Pension Plan for Inactive

Participants (as applicable) commencing as of the first day of the month next following the month in which the Participant incurs a Separation from Service, but calculated—

(i)    without regard to the compensation and benefit limits in effect under Code sections 401(a)(17) and 415;
(ii)    assuming the Participant’s Years of Benefit Service are a stated number of years greater than his or her actual Years of Benefit Service (as specified in the individual Participation Agreement); and
(iii)    assuming the Participant’s age as of the date of his or her Separation from Service is a stated number of years older than his or her actual age (as specified in the individual Participation Agreement); and
(B)    is the monthly benefit actually payable to the Participant under the Qualified Pension Plan or the Pension Plan for Inactive Participants (as applicable) as of the first day of the month next following the month in which the Participant incurs a Separation from Service (as limited by Code sections 401(a)(17) and 415 and calculated without regard to the additional Years of Benefit Service and years of age specified under section 7.2(b)(3)(A)).
(c)    Commencement.
(1)    Executive Benefit Participants. The pension enhancement payable to a Participant who is also entitled to an Executive Benefit under Article 3 shall commence on the Participant’s benefit commencement date as determined under Article 3.
(2)    DB Restoration Participants. The pension enhancement payable to a Participant who is also entitled to a DB Restoration Benefit under Article 4 shall commence on the Participant’s benefit commencement date as determined under Article 4.
(3)    Other Participants.
(A)    General Rule. Except as otherwise provided in section 7.2(c)(3)(B), the pension enhancement payable to a Participant who is not described in section 7.2(c)(1) or (2) shall commence on the first day of the month next following the month in which the Participant incurs a Separation from Service.
(B)    Delayed Commencement for Key Employees. If a Participant described in this section 7.2(c)(3) is a Key Employee upon his or her Separation from Service, payment of the pension enhancement described in this section 7.2 shall commence as of the first day of the month next following the month in which the six-month anniversary of the Participant’s Separation from Service occurs. However, the first benefit payment will include the payments (with no adjustment for interest) the Participant would have received had his or her benefit commencement date been the date determined under section 7.2(c)(3)(A).

(d)    Form of Payment.
(1)    Executive Benefit Participant. The pension enhancement payable to a Participant who is also entitled to an Executive Benefit under Article 3 shall be distributed to the Participant in the same form (and with the same Beneficiary) as his or her Net Executive SERP Benefit. (If this pension enhancement is distributed in a form other than a Joint and 75 Percent Survivor Annuity, the amount payable shall be the Actuarial Equivalent of such Joint and 75 Percent Survivor Annuity, as determined under section 3.6(b).)
(2)    DB Restoration Participant. The pension enhancement payable to a Participant who is also entitled to a DB Restoration Benefit under Article 4 shall be distributed to the Participant in the same form (and with the same Beneficiary, as applicable) as his or her DB Restoration Benefit. (If this pension enhancement is distributed in a form other than a Single Life Annuity, the amount payable shall be the Actuarial Equivalent of the Single Life Annuity calculated under section 7.2(b)(2) above.)
(3)    Other Participants. In lieu of the Single Life Annuity determined under section 7.2(b)(3), a Participant who is not described in section 7.2(d)(1) or (d)(2) may elect instead, at any time before his or her benefit commencement date and in a manner specified by the Committee, to receive his or her pension enhancement in any one of the following forms of payment (each of which shall be the Actuarial Equivalent of the Single Life Annuity):
(A)    Joint and 50 Percent Survivor Annuity;
(B)    Joint and 75 Percent Survivor Annuity;
(C)    Joint and 100 Percent Survivor Annuity;
(D)    Five-Year Certain and Life Annuity; or
(E)    10-Year Certain and Life Annuity.

Article 8.Financing and Administration
8.1 Financing
(a)    General Creditors. The Plan constitutes a mere promise of the Company to make payments in accordance with the terms of the Plan. This Plan does not give any Participant or Beneficiary any interest, lien, or claim in or against any specific assets of the Company or any Affiliate. Each Participant and Beneficiary shall have only the rights of general, unsecured creditors of the Company and its Affiliates with respect to their rights under the Plan.
(b)    Allocation among Employers. The obligation to pay Plan benefits shall be the obligation of the Employers whose Employees are Participants entitled to such benefits. Except to the extent provided in section 8.1(c), each Employer shall provide the benefits described in the Plan to its Employees from its general assets. However, the Company may, in its sole discretion, allocate the total liability to pay benefits under the Plan among the Employers in such manner and amounts as it deems appropriate.
(c)    Alternative Funding. The Company may, but shall not be required to, establish a grantor trust as a funding source for its obligations under the Plan. If such a trust is established, it shall constitute an unfunded arrangement for purposes of the Plan, and the Plan shall continue to be an unfunded plan maintained for the purpose of providing deferred compensation to a select group of management or highly compensated employees under ERISA. With respect to any Participant, the assets of any such trust shall remain subject to the claims of the creditors of that Participant’s Employer in the event of the Employer’s bankruptcy or insolvency. However, to the extent that funds placed in a trust and allocable to the benefits payable under the Plan are sufficient, the trust assets may be used to pay benefits under the Plan. If such trust assets are not sufficient to pay all benefits due under the Plan, then the appropriate Employer shall have the obligation, and the Participant or Beneficiary who is due such benefits shall look to such Employer to provide such benefits.
8.2 The Committee
The Plan shall be administered by the Committee which is made up of at least three, but no more than seven, members. Members are comprised of certain Sonoco Human Resource and Finance professionals as appointed by the Vice President, Human Resources. The Vice President, Human Resources has the authority to remove Committee members and appoint replacements. Any member of the Committee may resign by delivering his or her written resignation to the Vice President, Human Resources.
8.3 Manner of Action
A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions adopted, and other actions taken by the Committee at any meeting shall be by the vote of a majority of those present at any such meeting. Upon obtaining the written consent of a majority of the members at the time in office, action of the Committee may be taken otherwise than at a meeting.

8.4 Committee’s Powers and Duties
The Committee shall have responsibility for the general administration of the Plan and for carrying out the Plan’s provisions. The Committee shall have such powers and duties as may be necessary to discharge its functions hereunder, including, but not limited to, the following:
(a)    To construe and interpret the Plan, to supply all omissions from, correct deficiencies in and resolve ambiguities in the language of the Plan, and to determine any question arising under the Plan or in connection with the administration or operation thereof;
(b)    To decide all questions of eligibility;
(c)    To determine the amount, manner, and time of payment of any benefits that may be payable to any person;
(d)    With the advice of an actuary, from time to time to adopt, for purposes of the Plan, such actuarial and other tables as it may deem necessary or appropriate for the operation of the Plan;
(e)    To obtain from individuals such information as shall be necessary for the proper administration of the Plan and, when appropriate, to furnish such information promptly to the persons entitled thereto;
(f)    To prepare and distribute, in such manner as the Company determines to be appropriate, information explaining the Plan;
(g)    To establish rules for the administration of the Plan;
(h)    To maintain the necessary records, as determined by the Company in its sole discretion, of the administration of the Plan;
(i)    To authorize all disbursements by the Employers pursuant to the Plan;
(j)    To prepare and file, or respond to any governmental forms or documents;
(k)    To designate Affiliates as Employers as described in section 9.5 (to the extent authorized by the Board);
(l)    To delegate to other individuals or entities from time to time the performance of any of its duties or responsibilities hereunder;
(m)    To hire agents, accountants, actuaries, consultants and legal counsel to assist in operating and administering the Plan; and
(n)    To exercise such other powers as are not inconsistent with the intent and purposes of this Plan.

8.5 Delegation of Powers and Duties
(a)    Subcommittees. The Committee may appoint one or more subcommittees and delegate such of its power and duties as it deems desirable to any such subcommittee, in which case every reference made herein to the Committee shall be deemed to include the subcommittees as to matters within their jurisdiction.
(b)    Specialists. The Committee may authorize one or more of their members or any agent to execute or deliver any instrument or instruments on their behalf, and may employ such counsel, auditors, and other specialists and such clerical, actuarial, and other services as they may require in carrying out the provisions of the Plan.
8.6 Committee’s Decisions Conclusive
The Committee shall have the exclusive right and discretionary authority to interpret the terms and provisions of the Plan and to resolve all questions arising hereunder, including the right to resolve and remedy ambiguities, inconsistencies, or omissions in the Plan; provided, however, that the construction necessary for the Plan to conform to the Code and ERISA shall in all cases control. Benefits under this Plan shall be paid only if the Committee decides in its discretion that the applicant is entitled to them. Any and all disputes with respect to the Plan that may arise involving Participants, Beneficiaries or alternate payees shall be referred to the Committee and its decisions shall be final, conclusive, and binding. All findings of fact, interpretations, determinations, and decisions of the Committee in respect of any matter or question arising under the Plan shall be final, conclusive, and binding upon all persons, including, without limitation, Employees, Participants, Beneficiaries, alternate payees, and any and all other persons having, or claiming to have, any interest in or under the Plan. The decisions of the Committee shall be given the maximum possible deference allowed by law.
8.7 Compensation, Indemnity and Liability
Committee members shall serve without compensation for services hereunder. All expenses of the Committee shall be paid by the Employers. No member of the Committee shall be liable for any act or omission of any other member of the Committee, or for any act or omission on his or her own part, except with regard to his or her own willful misconduct. The Employers shall indemnify and hold harmless the Committee and each member thereof against any and all expenses and liabilities, including reasonable legal fees and expenses, arising out of his or her membership on the Committee, excepting only expenses and liabilities arising out of his or her own willful misconduct.
8.8 Notice of Address
Each person entitled to benefits from the Plan must file with the Committee or its agent, in writing, his or her post office address and each change of post office address. Any communication, statement, or notice addressed to such a person at his or her latest reported post office address will be binding for all purposes of the Plan, and neither the Committee nor the Company shall be obliged to search for or ascertain such person’s whereabouts.

8.9 Data
All persons entitled to benefits from the Plan must furnish to the Company such documents, evidence, or information, including information concerning marital status, as the Company considers necessary or desirable for the purpose of administering the Plan.
8.10 Benefit Claims Procedures
This section 8.10 shall be subject to, and shall apply to the extent required under, Department of Labor Regulations section 2560.503-1 (relating to the requirements of claims procedures). All decisions made under the procedures described in this section shall be final and there shall be no further right of appeal.
(a)    No lawsuit may be initiated by any person before fully pursuing the procedures set forth in this Plan section, including the appeal permitted under section 8.10(d). The right of a Participant, Beneficiary, alternate payee, or any other person entitled to claim a benefit under the Plan shall be determined by the Committee; provided, however, that the Committee may delegate its responsibility to any person. All persons entitled to claim a benefit under the Plan shall be referred to as a “Claimant” for purpose of this section 8.10. The term “Claimant” shall also include, where appropriate to the context, any person authorized to represent the Claimant under procedures established by the Committee.
(1)    The Claimant may file a claim for benefits by written notice to the Committee.
(2)    Any such claim shall be filed with the Committee no later than 18 months after the date that a transaction occurred, or should have occurred, with respect to a Claimant’s benefits under the Plan. The Committee in its sole discretion shall determine whether this limitation period has been exceeded.
(b)    If a claim for benefits is wholly or partially denied, the Committee shall, within a reasonable period of time, but no later than 90 days after receipt of the claim, notify the Claimant of the denial of benefits. In the case of a claim, if special circumstances justify extending the period up to an additional 90 days, the Claimant shall be given written notice of this extension within the initial 90-day period, and such notice shall set forth the special circumstances and the date on which a decision is expected.
(c)    A notice of denial:
(1)    shall be written in a manner calculated to be understood by the Claimant; and
(2)    shall contain:
(A)    the specific reasons for denial of the claim;
(B)    specific reference to the Plan provisions on which the denial is based;

(C)    a description of any additional material or information necessary for the Claimant to perfect the claim, along with an explanation as to why such material or information is necessary; and
(D)    an explanation of the Plan’s claim review procedures and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under ERISA section 502(a) following an adverse determination on review.
(d)    Within 60 days of the receipt by the Claimant of the written denial of his or her claim or, if the claim has not been granted, within a reasonable period of time (which shall not be less than the applicable time period specified in section 8.10(b)), the Claimant may file a written request with the Committee that it conduct a full review of the denial of the claim. In connection with the Claimant’s appeal, upon request, the Claimant may review and obtain copies of all documents, records and other information relevant to the Claimant’s claim for benefits, but not including any document, record or information that is subject to any attorney-client or work-product privilege or whose disclosure would violate the privacy rights or expectations of any person other than the Claimant. The Claimant may submit issues and comments in writing and may submit written comments, documents, records, and other information relating to the claim for benefits. All comments, documents, records, and other information submitted by the Claimant shall be taken into account in the appeal without regard to whether such information was submitted or considered in the initial benefit determination.
(e)    The Committee shall deliver to the Claimant a written decision on the claim promptly, but no later than 60 days after the receipt of the Claimant’s request for such review, unless special circumstances exist that justify extending this period up to an additional 60 days. If the period is extended, the Claimant shall be given written notice of this extension during the initial 60-day period and such notice shall set forth the special circumstances and the date a decision is expected. The decision on review of the denial of the claim shall:
(1)    be written in a manner calculated to be understood by the Claimant;
(2)    include specific reasons for the decision;
(3)    contain specific references to the Plan provisions on which the decision is based;
(4)    contain a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and other information relevant to the Claimant’s claim for benefits; and
(5)    contain a statement of the Claimant’s right to bring a civil action under ERISA section 502(a) following an adverse determination on review.

Article 9.Amendment and Termination
9.1 Amendments
The Company must necessarily and does hereby reserve the right to amend or modify the Plan at any time by action of the Executive Compensation Committee of the Board or by written action of the Vice President of Human Resources (but only with respect to an amendment that does not materially affect the plan’s eligibility provisions, benefit amounts, or costs). However, no amendment will be permitted which would have the effect of reducing or eliminating any benefits earned by a Participant (including both vested and nonvested benefits) under the Plan as of the later of the date on which the amendment is adopted or the date on which the amendment is effective.
9.2 Termination and Liquidation of Plan
The Company, through action of the Executive Compensation Committee of the Board, reserves the right to terminate and liquidate the Plan, or any portions of the Plan, at any time, for any reason provided such action does not result in the assessment of additional tax and/or interest under Code section 409A. Any such action shall be taken by such committee in the form of a written Plan amendment executed by a duly authorized officer of the Company or a member of the Executive Compensation Committee of the Board. However, no action taken under this section 9.2 shall have the effect of decreasing the level of benefits which a Participant would be entitled to receive under the Plan if he or she incurred a Separation from Service with the Company and all Affiliates on the later of:
(a)    The date the resolution to terminate and discontinue the Plan is adopted, or
(b)    The date the resolution to terminate and discontinue the Plan is effective.
If the Plan (or portion of the Plan) is terminated under this section 9.2, all Plan benefits affected by such termination that are earned as of the effective date of such termination shall be treated as fully vested and nonforfeitable and shall be distributed in a single sum as of any date (as determined by the Committee) that would not result in the assessment of additional tax and/or interest under Code section 409A.
9.3 Successors
In case of the merger, consolidation, liquidation, dissolution or reorganization of an Employer, or the sale by an Employer of all or substantially all of its assets, provision may be made by written agreement between the Company and any successor corporation acquiring or receiving a substantial part of the Employer’s assets, whereby the Plan shall be continued by the successor. If the Plan is to be continued by the successor, then effective as of the date of the reorganization or transfer, the successor corporation shall be substituted for the Employer under the Plan. To the extent applicable, such written agreement may also specify no later than the closing date of an asset purchase transaction, whether Employees covered by the transaction shall incur a Separation from Service. The substitution of a successor corporation for an Employer shall not in any way be considered a termination of the Plan.

9.4 Prohibition on Changes Due to Code Section 409A
Notwithstanding the foregoing, the Plan may not be amended or terminated in any manner that would result in the assessment of additional taxes under Code section 409A, as determined by the Executive Compensation Committee of the Board in its sole discretion and in accordance with the advice of counsel.
9.5 Employer Participation and Termination
The Board or, if authorized by the Board, the Committee may designate any Affiliate as an Employer under this Plan. The Affiliate shall become an Employer and a party to this Plan upon acceptance of such designation effective as of the date specified by the Board or Committee.
(a)    Conditions of Participation. By accepting such designation or continuing as a party to the Plan, each Employer acknowledges that:
(1)    It is bound by such terms and conditions relating to the Plan as the Company or the Committee may reasonably require;
(2)    It has authorized the Company and the Committee to act on its behalf with respect to Employer matters pertaining to the Plan; and
(3)    It shall cooperate fully with the Plan officials and their agents by providing such information and taking such other actions, as they deem appropriate for the efficient administration of the Plan.
(b)    Withdrawal by Affiliate. Subject to the concurrence of the Board or Committee, any Affiliate may withdraw from the Plan, and end its status as an Employer hereunder, by communicating in writing to the Committee its desire to withdraw. The withdrawal shall be effective as of the date agreed to by Board or Committee, as the case may be, and the Affiliate. Upon such withdrawal, the Plan shall not be terminated with respect to such Affiliate until all Plan benefits have been distributed to Participants affected by such termination in accordance with other provisions of this Plan.
(c)    Termination by Company. The Company, acting through the Board or, if authorized by the Board, the Committee, reserves the right, in its sole discretion and at any time, to terminate the participation in this Plan of any Employer. Such termination shall be effective immediately upon the notice of such termination from the Company or such later effective date agreed to by the Company. Upon such termination, this Plan shall not be terminated with respect to such Affiliate until all Plan benefits have been distributed to Participants affected by such termination in accordance with other provisions of this Plan.

Article 10. Miscellaneous Provisions
10.1 Taxation
It is the intention of the Company that the benefits payable hereunder shall not be taxable for federal income tax purposes to Participants or Beneficiaries until such benefits are paid by the Employers to such Participants or Beneficiaries. Without limiting the foregoing, it is intended that Participants will not be subject to the additional tax under Code section 409A and the Committee shall use its reasonable best efforts to interpret and administer the Plan so as to avoid this additional tax. When benefits are paid hereunder, it is the intention of the Company that they shall be deductible by the Employers under Code section 162.
10.2 Withholding on Distributions
All distributions shall be net of any applicable federal, state, or local income or employment taxes or any other amounts required to be withheld by law. In addition, the Company or any Affiliate may withhold from a Participant’s currently payable salary, bonus, or other compensation any applicable federal, state, or local income or employment taxes that may be due upon accruing benefits under the Plan.
10.3 Benefit Cash-out
(a)    Cash-Out of Retirement Benefits.
(1)    If the Actuarial Equivalent lump sum value of the benefits payable to a Participant under Article 3, Article 4, Article 7, and all other “nonaccount balance plans” of the Company and its Affiliates does not exceed the limit in effect under Code section 402(g)(1)(B), the Committee may, in its sole discretion, distribute all such benefits under Article 3, Article 4, and Article 7 to the Participant in a single lump sum payment if all of the Participant’s other nonaccount balance plan benefits are also paid in a single lump sum payment as of the same date. To the extent that a distribution is being made under this section 10.3(a)(1) on account of a Participant’s Separation from Service (for reasons other than the Participant’s death), and such Participant is a Key Employee upon his or her Separation from Service, the single lump sum payment described in this section 10.3(a)(1) shall not be paid before the end of the six-month period following the Participant’s Separation from Service.
(2)    If the benefits payable to a Participant under Article 5, Article 6, and all other “account balance plans” of the Company and its Affiliates do not exceed the limit in effect under Code section 402(g)(1)(B), the Committee may, in its sole discretion, distribute all such benefits under Article 5 and Article 6 to the Participant in a single lump sum payment if all of the Participant’s other account balance plan benefits are also paid in a single lump sum payment as of the same date. To the extent that a distribution is being made under this section 10.3(a)(2) on account of a Participant’s Separation from Service (for reasons other than the Participant’s death), and such Participant is a Key Employee upon his or her

Separation from Service, the single lump sum payment described in this section 10.3(a)(2) shall not be paid before the end of the six-month period following the Participant’s Separation from Service.

(b)    Cash-Out of Pre-Retirement Death Benefits. If the Actuarial Equivalent lump sum value of all preretirement death benefits that become payable to a Participant’s surviving spouse under Article 3, Article 4, and all other “nonaccount balance plans” of the Company and all Affiliates does not exceed the limit in effect under Code section 402(g)(1)(B), the Committee may, in its sole discretion, distribute to the surviving spouse in a single lump sum payment all preretirement death benefits to which he or she is entitled to under Article 3 and Article 4 if all of such surviving spouse’s other nonaccount balance plan benefits are also paid in a single lump sum payment as of the same date.
(c)    Definitions.
(1)    For purposes of this section 10.3, a “nonaccount balance plan” is a plan that meets the requirements of Treasury Regulation section 1.409A-1(c)(2)(i)(C) and which must be aggregated with this Plan under this regulation.
(2)    For purposes of this section 10.3, an “account balance plan” is a plan that meets the requirements of Treasury Regulation section 1.409A-1(c)(2)(i)(A) and which must be aggregated with this Plan under this regulation.
10.4 Permissible Delays or Accelerations
If the Committee determines, in its sole and absolute discretion, that it would be advisable to delay or accelerate the payment of a Participant’s Plan benefits (e.g., a delay to comply with Code section 162(m) or an acceleration to pay employment taxes), the Committee may (again in its sole and absolute discretion) either delay or accelerate the payment of a Participant’s Plan benefit in accordance with Code section 409A.
10.5 No Enlargement of Employment Rights
This Plan is strictly a voluntary undertaking on the part of the Company and the Employers and shall not be deemed to constitute a contract between the Employers and any Employee or Participant, Beneficiary, or alternate payee, or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in this Plan or any modification of the same or act done in pursuance hereof shall be construed as giving any person any legal or equitable right against the Company or an Affiliate, unless specifically provided herein, or as giving any person a right to be retained in the employ of the Company or an Affiliate. All Participants shall remain subject to assignment, reassignment, promotion, transfer, layoff, reduction, suspension, and discharge to the same extent as if this Plan had never been established.
10.6 Non-Alienation
(a)    Except as otherwise permitted by the Plan, no benefit payable at any time under the Plan shall be subject to the debts or liabilities of a Participant or his or her Beneficiary.

Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. Except as provided in section 10.6(b), no benefit under the Plan shall be subject in any manner to attachment, garnishment, or encumbrance of any kind.
(b)    Payment may be made from a Participant’s Plan benefits to an alternate payee pursuant to a domestic relations order.
(1)    The Committee shall establish reasonable written procedures for reviewing court orders pursuant to state domestic relations law (including a community property law), relating to child support, alimony payments, or marital property rights of a spouse, former spouse, child, or other dependent of a Participant and for notifying Participants and alternate payees of the receipt of such orders and of the Plan’s procedures for determining if the orders are domestic relations orders and for administering distributions under domestic relations orders.
(2)    Except as may otherwise be required by applicable law, such domestic relations orders may not require a retroactive transfer of all or part of a Participant’s Plan benefits.
10.7 Code Section 409A Aggregation Rules
The Company has the authority to provide to any individual or individuals selected by the Company or Committee benefits under the Plan or under a separate agreement, method, program or other arrangement. To the extent that any such separate agreement, method or arrangement constitutes an “account balance plan” (as defined in section 10.3(c)(2)), it shall be aggregated with the benefits provided under Articles 5 and 6 to the extent required by Code section 409A. To the extent that any such separate agreement, method or arrangement constitutes a “nonaccount balance plan” (as defined in section 10.3(c)(1)), it shall be aggregated with the benefits provided under Articles 3, 4, and 7 to the extent required by Code section 409A.
10.8 No Examination or Accounting
Neither this Plan nor any action taken thereunder shall be construed as giving any person the right to an accounting or to examine the books or affairs of the Company or any Affiliate.
10.9 Incompetency
Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent or a minor, for whom a guardian or other person legally vested with the care of his or her person or estate has been appointed. However, if the Committee finds that any person to whom a benefit is payable under the Plan is unable to care for his or her affairs because of incompetency, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed legal representative) may be paid instead to the guardian of such person or to the person having custody of such person, without further liability on the part of an Employer for the amount of such payment to the person on whose account such payment is made.

10.10 Records Conclusive
The records of the Company, Employer and the Committee shall be conclusive in respect to all matters involved in the administration of the Plan.
10.11 Service of Legal Process
The members of the Committee and the Secretary of the Company are hereby designated agents of the Plan for the purpose of receiving service of summons, subpoena, or other legal process.
10.12 Qualified Military Service
Notwithstanding any provision of this Plan to the contrary, benefits and service credits with respect to qualified military service shall be provided in accordance with Code section 414(u).
10.13 Counterparts
This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original. All the counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.
10.14 Forfeiture
Notwithstanding any provision in this Plan to the contrary, a Participant will forfeit his or her Net Executive SERP Benefit under Article 3 (including all survivor benefits) and DC SERP Benefit under Article 6 (including all survivor benefits), as applicable, if within three years of his or her Separation from Service, such Participant—

(a)    enters into any activity which competes with any business conducted by the Company or an Affiliate in any geographic area where the Company or an Affiliate has established a place of business, unless the Participant receives the Committee’s prior written consent;
(b)    interferes with the relations between the Company or an Affiliate and any customer; or
(c)    engages in any activity which can reasonably be expected to result in any decrease of or loss in profits by the Company or an Affiliate.

***************************************
In Witness Whereof, the authorized officers of the Company have signed this document and have affixed the corporate seal on February 16, 2022, but effective as of January 1, 2022.

    Sonoco Products Company

    By /s/John Florence

John Florence, Vice President, General Counsel, Human Resources and Secretary

Attest

By /s/Julie Albrecht
Julie Albrecht, Vice President
and Chief Financial Officer

    (CORPORATE SEAL)